UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ABC BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ABC BANCORP

24 Second Avenue, S.E.

Moultrie, Georgia 31768

April     , 2005

Dear Shareholder:

It is my pleasure to invite you to this year’s annual meeting of shareholders, which will be held on Tuesday, May 17, 2005, at 4:15 p.m. local time, at our corporate offices, located at 24 Second Avenue, S.E., in Moultrie, Georgia.

At the meeting, you will be asked to vote on a number of important matters. Please take the time to read carefully each of the proposals described in the attached proxy statement.

On behalf of ABC Bancorp, I thank you for your continued support and look forward to seeing you at the meeting.

Sincerely,

Edwin W. Hortman, Jr.
President and Chief Executive Officer

ABC BANCORP

24 Second Avenue, S.E.

Moultrie, Georgia 31768

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 17, 2005

To the Shareholders of ABC Bancorp:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of ABC Bancorp (the “Company”) will be held at the corporate offices of ABC Bancorp, located at 24 Second Avenue, S.E., Moultrie, Georgia, on Tuesday, May 17, 2005, commencing at 4:15 p.m., local time, for the following purposes:

(1)	to elect four Class II directors for a three-year term of office and one Class III director for a one-year term of office;

(2)	to ratify the appointment of Mauldin & Jenkins, Certified Public Accountants, LLC, as the Company’s independent auditors for the fiscal year ended December 31, 2004;

(3)	to approve the Company’s 2005 Omnibus Stock Ownership and Long-Term Incentive Plan; and

(4)	to transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The close of business on March 8, 2005 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.

Shareholders may receive more than one proxy if they own shares registered in different names or at different addresses. Each such proxy should be marked, dated, signed and returned. Please check to be certain of the manner in which your shares are registered — whether individually, as joint tenants, or in a representative capacity — and sign the related proxy accordingly.

A complete list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder for any purpose germane to the Annual Meeting, during normal business hours, for a period of at least 10 days prior to the Annual Meeting at the Company’s corporate offices located at the address set forth above.

You are cordially invited to attend the Annual Meeting. Whether or not you plan to do so, please mark, date and sign the enclosed proxy and mail it promptly in the enclosed postage-prepaid envelope. Returning your proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares in person.

By Order of the Board of Directors,

Moultrie, Georgia	Cindi H. Lewis
April , 2005	Corporate Secretary

ABC BANCORP

24 Second Avenue, S.E.

Moultrie, Georgia 31768

PROXY STATEMENT

GENERAL INFORMATION

Solicitation of Proxies

This Proxy Statement and the accompanying form of proxy (which were first sent or given to shareholders on or about April     , 2005) are being furnished to shareholders of ABC Bancorp (the “Company”) in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company (the “Board”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the corporate offices of ABC Bancorp, located at 24 Second Avenue, S.E., Moultrie, Georgia, on Tuesday, May 17, 2005, at 4:15 p.m., local time, and any adjournment or postponement thereof.

A proxy may be revoked at any time before the shares represented by it are voted at the Annual Meeting by delivering to the Corporate Secretary of the Company either a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. All shares represented by a properly executed, unrevoked proxy will be voted on all matters presented at the Annual Meeting on which the shares are entitled to vote, unless the shareholder attends the Annual Meeting and votes in person. Proxies solicited will be voted in accordance with the instructions given on the enclosed form of proxy.

Only shareholders of record at the close of business on March 8, 2005 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had 11,855,622 shares of its common stock, $1.00 par value per share (the “Common Stock”), outstanding and entitled to vote. (For purposes of this Proxy Statement, all share numbers have been adjusted to reflect a 6-for-5 split of the Common Stock that was effective as of the close of business on March 15, 2005.) All holders of Common Stock are entitled to cast one vote per share held as of the Record Date.

The cost of preparing and mailing proxy materials will be borne by the Company. In addition to solicitation by mail, solicitations may be made by officers and other employees of the Company in person or by telephone, telecopier or telegraph. Brokerage houses, custodians, nominees and fiduciaries will be reimbursed for the expense of sending proxy materials to the beneficial owners of Common Stock held of record on behalf of such persons.

Quorum and Vote Required

A quorum of the Company’s shareholders is necessary to transact business at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of shares of Common Stock representing a majority of the shares of Common Stock outstanding and entitled to vote as of the Record Date will constitute a quorum for transacting business at the Annual Meeting. Abstentions and broker-non votes, discussed below, count as present for establishing a quorum.

Directors will be elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting, meaning that the four nominees receiving the most votes will be elected as Class II directors and the Class III nominee receiving the most votes will be elected as a Class III director. Cumulative voting is not permitted. Approval of each of the other proposals requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. If a quorum is not present at the Annual Meeting, then it is expected that the Annual Meeting will be adjourned or postponed to solicit additional proxies.

Under certain circumstances, brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In these cases, and in cases where the shareholder abstains from voting on a matter, those shares will be counted for the purpose of determining if a quorum is present, but will not be included in the vote totals with respect to those matters and, therefore, will have no effect on the vote. In addition, if a broker indicates on the proxy card that it does not have discretionary authority on other matters considered at the Annual Meeting, those shares will not be counted in determining the number of votes cast with respect to those matters. All votes will be tabulated by the inspector of elections for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of Common Stock, as of the Record Date, by (i) directors, (ii) nominees for election as directors, (iii) executive officers named in the Summary Compensation Table set forth in this Proxy Statement under the caption “Executive Compensation,” (iv) certain other executive officers of the Company, (v) all directors and executive officers as a group, and (vi) each person who, to the knowledge of the Company, is a beneficial owner of more than five percent of the outstanding Common Stock.

Name of Beneficial Owner (1)	Common Stock Beneficially Owned as of March 8, 2005 (2)+	Percent of Class (3)
Thomas T. Dampier (4)	4,926	*
Marc E. DeMott (5)	11,689	*
Jon S. Edwards (6)	31,304	*
Johnny W. Floyd (7)	15,250	*
J. Raymond Fulp	30,144	*
Edwin W. Hortman, Jr. (8)	28,291	*
Kenneth J. Hunnicutt (9)	302,864	2.55%
Daniel B. Jeter	6,709	*
Cindi H. Lewis (10)	26,067	*
Robert P. Lynch (11)	125,882	1.06%
Glenn A. Kirbo (12)	15,194	*
Michael F. McDonald (13)	9,144	*
Charles A. Robinson (14)	16,077	*
Brooks Sheldon (15)	129,769	1.09%
Eugene M. Vereen, Jr.	54,165	*
Doyle Weltzbarker	80,982	*
J. Thomas Whelchel (16)	48,243	*
Henry C. Wortman (17)	80,454	*
Dennis J. Zember, Jr.	13,060	*
All directors and executive officers as a group (19 persons) (18)	1,030,214	8.69%

 *Less than 1%.

  +All fractional shares have been rounded up to the next whole number.

(1)	Unless otherwise noted in the footnotes to this table, the address of each beneficial owner is 24 Second Avenue, S.E., Moultrie, Georgia 31768.
(2)	Except as otherwise specified, each individual has sole and direct beneficial ownership interest and voting rights with respect to all shares of Common Stock indicated.
(3)	Percentage calculated based on 11,855,622 shares of Common Stock outstanding as of the Record Date.
(4)	Includes 600 shares of Common Stock issuable pursuant to options exercisable within 60 days of the Record Date and 3,000 shares of restricted Common Stock over which Mr. Dampier exercises voting power.
(5)	Includes 4,610 shares of Common Stock issuable pursuant to options exercisable within 60 days of the Record Date; 2,100 shares of restricted Common Stock over which Mr. DeMott exercises voting power; and 348 shares owned by Mr. DeMott’s wife, with whom he shares voting and investment power.

(6)	Includes 17,040 shares of Common Stock issuable pursuant to options exercisable within 60 days of the Record Date; 9,000 shares of restricted Common Stock over which Mr. Edwards exercises voting power; and 12 shares owned by Mr. Edward’s wife, with whom he shares voting and investment power.
(7)	Includes 11,218 shares of Common Stock owned by Mr. Floyd’s wife.
(8)	Includes 12,840 shares of Common Stock issuable pursuant to options exercisable within 60 days of the Record Date; 10,800 shares of restricted Common Stock over which Mr. Hortman exercises voting power; and 12 shares owned by Mr. Hortman’s wife, with whom he shares voting and investment power.
(9)	Includes 24 shares of Common Stock owned jointly with Mr. Hunnicutt’s investment club and 2,476 shares of Common Stock owned by Mr. Hunnicutt’s wife, with whom he shares voting and investment power.
(10)	Includes 10,416 shares of Common Stock issuable pursuant to options exercisable within 60 days of the Record Date; 7,800 shares of restricted Common Stock over which Mrs. Lewis exercises voting power; 1,197 shares of Common Stock owned jointly with Mrs. Lewis’s husband; 58 shares of Common Stock owned jointly with Mrs. Lewis’s daughter; and 658 shares of Common Stock owned by Mrs. Lewis’s husband, with whom Mrs. Lewis shares voting and investment power.
(11)	Includes 121,860 shares of Common Stock owned by members of Mr. Lynch’s family, over which Mr. Lynch has voting and investment power.
(12)	Includes 224 shares of Common Stock held by Mr. Kirbo’s wife as custodian for a child, as to all of which Mr. Kirbo disclaims beneficial ownership.
(13)	Includes 4,560 shares of Common Stock issuable pursuant to options exercisable within 60 days of the Record Date; 2,100 shares of restricted Common Stock over which Mr. McDonald exercises voting power; and 60 shares of Common Stock owned by Mr. McDonald’s wife, with whom he shares voting and investment power.
(14)	Includes 7,156 shares of Common Stock issuable pursuant to options exercisable within 60 days of the Record Date; 2,100 shares of restricted Common Stock over which Mr. Robinson exercises voting power; and 60 shares owned by Mr. Robinson’s wife, with whom he shares voting and investment power.
(15)	Includes 112,399 shares of Common Stock held in a family trust, over which Mr. Sheldon has voting and investment power.
(16)	Includes 1,447 shares of Common Stock owned by Mr. Whelchel’s wife, with whom Mr. Whelchel shares voting and investment power. In addition to the shares of Common Stock listed, Mr. Whelchel also owns 2,800 shares of the preferred securities of ABC Bancorp Capital Trust I, a Delaware business trust and a subsidiary of the Company (the “Trust”), which represent less than 1% of the 3,450,000 shares of such preferred securities issued and outstanding.
(17)	Includes 19,572 shares of Common Stock owned by Mr. Wortman’s wife, with whom Mr. Wortman shares investment and voting power; 14,343 shares of Common Stock owned by Mr. Wortman as co-trustee with Mr. Wortman’s wife for the benefit of their two children; and 2,366 shares of Common Stock owned jointly with Mr. Wortman’s wife. In addition to the shares of Common Stock listed, Mr. Wortman also owns 3,000 shares of the preferred securities of the Trust, which represent less than 1% of the 3,450,000 shares of such preferred securities outstanding.
(18)	Includes 57,222 shares of Common Stock issuable pursuant to options exercisable within 60 days of the Record Date and 36,900 shares of restricted Common Stock, over which certain members of the group exercise voting power.

PROPOSAL 1: ELECTION OF DIRECTORS

The business affairs of the Company are managed under the direction of the Board in accordance with the Georgia Business Corporation Code, as implemented by the Company’s Articles of Incorporation and bylaws. The role of the Board is to effectively govern the affairs of the Company for the benefit of its shareholders and other constituencies. The Board strives to ensure the success and continuity of business through the election of qualified management. It is also responsible for ensuring that the Company’s activities are conducted in a responsible and ethical manner. The Company is committed to having sound corporate governance principles.

The Company has a classified Board currently consisting of three Class I directors (Johnny W. Floyd, Daniel B. Jeter and Edwin W. Hortman, Jr.), four Class II directors (J. Raymond Fulp, Robert P. Lynch, J. Thomas Whelchel and Henry C. Wortman), and three Class III directors (Kenneth J. Hunnicutt, Eugene M.

Vereen, Jr. and Doyle Weltzbarker). The Class II directors currently serve until the Annual Meeting, and the Class I and Class III directors currently serve until the annual meetings of shareholders to be held in 2007 and 2006, respectively, except that Mr. Weltzbarker, a Class III director, will be retiring from the Board as of the Annual Meeting. In addition to voting for four Class II directors at the Annual Meeting, shareholders are being asked to vote for one Class III director to fill the vacancy created on the Board by Mr. Weltzbarker’s retirement. After the Annual Meeting, the Class I, Class II and Class III directors will serve until the annual meetings of shareholders to be held in 2007, 2008 and 2006, respectively, and until their respective successors are duly elected and qualified.

At each annual meeting of shareholders, directors are duly elected for a full term of three years to succeed those whose terms are expiring. Vacancies on the Board and newly-created directorships can generally be filled by a vote of a majority of the directors then in office. Executive officers are elected annually by the Board and serve at the discretion of the Board.

At the Annual Meeting, shareholders are being asked to re-elect Messrs. Fulp, Lynch and Wortman to serve as Class II directors until the 2008 annual meeting of shareholders and until their successors are duly elected and qualified. Additionally, shareholders are being asked to elect Brooks Sheldon to serve as a Class II director in the place of Mr. Whelchel, who will be retiring as of the Annual Meeting. Shareholders are also being asked to elect Glenn A. Kirbo to serve as a Class III director until the 2006 annual meeting of shareholders and until his successor is duly elected and qualified. Mr. Kirbo has been nominated to fill the vacancy on the Board resulting from Mr. Weltzbarker’s retirement.

Proxies cannot be voted at the Annual Meeting for a greater number of persons than the number of nominees named.

Unless otherwise directed, the persons named as proxies and attorneys in the enclosed form of proxy intend to vote “FOR” the election of all nominees as directors for the ensuing term and until their successors are duly elected and qualified. If any such nominee for any reason should not be available as a candidate for director, votes will be cast pursuant to authority granted by the enclosed proxy for such other candidate or candidates as may be nominated by management. The Board is unaware of a nominee who is unable to serve as a director or will decline to serve as a director, if elected.

The following sets forth certain information, as of the Record Date, for all Class II nominees.

J. Raymond Fulp (age 60) has served as a director of the Company since 1989 and has served as a director and Chairman of the Board of Citizens Security Bank, a wholly-owned subsidiary of the Company, since 1987 and 2000, respectively. Mr. Fulp is a pharmacist and was the co-owner of Midtown Pharmacy in Tifton, Georgia from 1974 until its sale in 1999.

Robert P. Lynch (age 41) has served as a director of the Company since February, 2000. Mr. Lynch currently operates Motor Finance Company in Jacksonville, Florida. Mr. Lynch’s family owns seven automobile dealerships in Florida and Georgia, as well as Shadydale Farm, a beef cattle operation located in Shadydale, Georgia.

Brooks Sheldon (age 60) is being nominated by the Company’s Board of Directors to fill the vacant Class II director’s seat resulting from the retirement of J. Thomas Whelchel. Mr. Sheldon has served as a director of American Banking Company, a wholly-owned subsidiary of the Company, since 2003. Additionally, he served as President and a director of American Banking Company from 1989 until his retirement in 1997. Mr. Sheldon currently serves as finance chairman on the Colquitt County Hospital Authority Board.

Henry C. Wortman (age 66) has served as a director of the Company since 1990. Mr. Wortman has also served as Vice Chairman of the Board and a director of Heritage Community Bank, a wholly-owned subsidiary of the Company, since 1988. Mr. Wortman has served as a principal partner of Jackson & Wortman LLC, a dairy, pecan, timber and general farming operation based in Quitman, Georgia, since 1965. Mr. Wortman is also President of JWIT, LLC and is a member of the Board of Directors of the Georgia-Florida Fertilizer Company.

The following sets forth certain information, as of the Record Date, with respect to Mr. Kirbo, as the sole Class III nominee.

Glenn A. Kirbo (age 57) has served as a director and Chairman of the Board of First National Bank of South Georgia, a wholly-owned subsidiary of the Company, since 1990 and 1996, respectively. Mr. Kirbo is also president of the law firm of Kirbo and Kirbo, P.C. in Albany, Georgia, and he is currently serving as President and Chairman of the Board of the Doublegate Country Club, LTD. Mr. Kirbo also serves as a director of Health Systems Management, Inc. and Ocala Casualty Company. Additionally, Mr. Kirbo is a partner in Barkley-Kirbo Building Partnership, and he serves as president of Kirbo Properties, Inc., Staunton Warehouse, Inc. and West Crisp Investments, Inc.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” ALL NOMINEES.

The following sets forth certain information, as of the Record Date, for all other directors of the Company, including those whose terms of office will continue after the Annual Meeting.

Johnny W. Floyd (age 66) has served as a director of the Company since 1995. Mr. Floyd has served as a director and Chairman of the Board of Central Bank and Trust, a wholly-owned subsidiary of the Company, since 1986 and 1988, respectively. Mr. Floyd is the President of Floyd Timber Company, a forestry products company, and the President of Cordele Realty, Inc. Mr. Floyd has also been a member of the Georgia House of Representatives since 1989. Mr. Floyd’s term expires in the year 2007.

Daniel B. Jeter (age 53) has served as a director of the Company since 1997. Mr. Jeter has been a director of American Banking Company, a wholly-owned subsidiary of the Company, since April, 2002. Mr. Jeter is the Vice President and a majority shareholder of Standard Discount Corporation (“Standard”), a family-owned consumer finance company. Mr. Jeter joined Standard in March 1979 and is an officer and director of each of Standard’s affiliates, including Colquitt Loan Company, Globe Loan Company of Hazelhurst, Globe Loan Company of Tifton, Globe Loan Company of Moultrie, Peach Finance Company, Personal Finance Service of Statesboro, Globe Financial Services of Thomasville, Classic Insurance Company, Ltd. and Cavalier Insurance Company (of which he is President). Mr. Jeter is also a director and officer of the Georgia Industrial Loan Corporation and a director of Allied Business Systems and the Georgia Financial Services Association. Mr. Jeter’s term expires in the year 2007.

Edwin W. Hortman, Jr. (age 51) has served as a director of the Company since November, 2003. Mr. Hortman has also served as President and Chief Executive Officer of the Company since January 1, 2005. From November 6, 2003 through December 31, 2004, Mr. Hortman served as President and Chief Operating Officer of the Company, and from August, 2002 through November, 2003, Mr. Hortman served as Executive Vice President of the Company. From April, 1998 through November, 2003, Mr. Hortman served as President and CEO of Citizens Security Bank, a wholly-owned subsidiary of the Company. Mr. Hortman served as a director of Citizens Security Bank from April, 1998 to April, 2004. Mr. Hortman also has served as a director of Central Bank & Trust, Southland Bank, First National Bank of South Georgia and Merchants & Farmers Bank, each of which is a wholly-owned subsidiary of the Company, from September, 2002 to April, 2004. From September, 1992 through April, 1998, Mr. Hortman was Senior Vice President of Colony Bankcorp, Inc. and President of Colony Management Services. Mr. Hortman serves as a director of the Georgia Bankers Association and the Georgia Bankers Association Insurance Trust. Mr. Hortman’s term expires in the year 2007.

J. Thomas Whelchel (age 70) has served as a director of the Company since August, 2001. Between 1996 and 2001, Mr. Whelchel served as the Chairman of the Board and Chief Executive Officer of Golden Isles Financial Holdings, Inc. (“Golden Isles”), a Georgia corporation which merged with the Company in July, 2001. From July, 1995 to October, 1996, Mr. Whelchel served as Vice Chairman of the Board of Golden Isles, and from 1988 to 1995, he served as President of Golden Isles. Mr. Whelchel has served as Chairman of the Board and a director of The First Bank of Brunswick, a wholly-owned subsidiary of the Company, since February, 1990. He is also a senior partner in the law firm of Whelchel, Brown, Readdick & Bumgartner located in Brunswick, Georgia, and also serves on the Board of Directors for the J.H. Harvey Company. Mr. Whelchel’s term expires in the year 2005, at which time Mr. Whelchel will retire from his service to the Company and its subsidiaries.

Kenneth J. Hunnicutt (age 68) has served as a director of the Company since 1981 and as Chairman of the Board since May 15, 2001. Mr. Hunnicutt also served as Chief Executive Officer of the Company from 1994 through December 31, 2004. Additionally, Mr. Hunnicutt served as President of the Company from 1981 through May 15, 2001 and again from August 8, 2002 through December 31, 2003. Mr. Hunnicutt served as Senior President of American Banking Company, a wholly-owned subsidiary of the Company, from 1989 to 1991 and as President of American Banking Company from 1975 to 1989. Mr. Hunnicutt also serves on the Board of Trustees for Abraham Baldwin Agricultural College. Mr. Hunnicutt’s term expires in the year 2006.

Eugene M. Vereen, Jr. (age 84) has served as a director of the Company since 1981. Mr. Vereen served as the Chairman of the Board from 1981 to 1995 and served as Chief Executive Officer of the Company from 1981 to 1994. Mr. Vereen has also served as a director of American Banking Company since 1971 and as a director of Heritage Community Bank, Bank of Thomas County, Citizens Security Bank and Cairo Banking Company, each of which is a wholly-owned subsidiary of the Company, from the time the Company acquired each such subsidiary until 1995. Mr. Vereen previously served as President of American Banking Company from 1971 to 1974 and as Senior President of American Banking Company from 1974 to 1989. Mr. Vereen now serves as the Chairman of the Board Emeritus of the Company and as President Emeritus of American Banking Company. Mr. Vereen served as Chairman of the Board of Moultrie Insurance Agency from 1951 until its sale in 1983 and is Chairman and director of M.I.A., Co., an investment company. Mr. Vereen’s term expires in the year 2006.

Doyle Weltzbarker (age 70) has served as a director of the Company since 1985 and as Chairman of the Board from October, 1998 through May, 2001. Mr. Weltzbarker also served as Vice Chairman of the Board from 1995 through 1998 and again since May 15, 2001. Mr. Weltzbarker has served as a director and Chairman of the Board of Heritage Community Bank, a wholly-owned subsidiary of the Company since 1975 and 1988, respectively. Since 1985, Mr. Weltzbarker has served as a director and President of both West End Milling Company, a feed manufacturing business, and Brooksco Dairy, LLC, a livestock and farming business. Mr. Weltzbarker also serves as a director and officer of Southeast Milk Inc. and as a director of Georgia-Florida Fertilizer Co. and the Georgia Agribusiness Council. Although Mr. Weltzbarker’s term does not expire until the year 2006, he will retire from the Board effective as of the Annual Meeting because he will have reached the Company’s required retirement age of 70.

The backgrounds of the directors with terms expiring in 2005, other than Mr. Whelchel, are summarized above in the discussion of Class II nominees.

Committees of the Board

Executive Committee. The Executive Committee is currently comprised of five directors, two of whom are current or former employees of the Company. The current members of the Executive Committee are Messrs. Fulp, Hortman, Hunnicutt, Jeter and Weltzbarker. The Executive Committee is authorized to exercise all of the powers of the Board, except the power to declare dividends, elect directors, amend the Company’s Bylaws, issue stock or recommend any action to the Company’s shareholders. The Executive Committee, among other things, considers and makes recommendations to the Board regarding the size and composition of the Board, recommends and nominates candidates to fill Board vacancies that occur, and recommends to the Board the director nominees for whom the Board will solicit proxies.

Executive Loan Committee. The Executive Loan Committee is currently comprised of seven members. Five members of the Executive Loan Committee are directors of the Company, and the two remaining members are non-director employees of the Company. The current members of the Executive Loan Committee who are also directors are Messrs. Hortman, Hunnicutt, Jeter, Weltzbarker and Wortman. The other two current members are Thomas T. Dampier, the Company’s North Regional Executive, and Jon S. Edwards, the Company’s South Regional Executive. The Executive Loan Committee is responsible for reviewing and approving all loan and credit requests involving principal amounts between $2.5 million and $5.0 million for the Company and each of the Company’s 12 subsidiary banks (collectively, the “Banks”).

Compensation Committee. The Compensation Committee is currently comprised of four directors, Messrs. Fulp, Jeter, Weltzbarker and Whelchel, none of whom is a current or former employee of the Company or any of its subsidiaries. The duties of the Compensation Committee are generally to establish the compensation for the Company’s executive officers and to act on such other matters relating to compensation as it deems appropriate, including an annual evaluation of the Company’s Chief Executive Officer and the design and oversight of all compensation and benefit programs in which the Company’s employees and officers are eligible to participate.

Audit Committee. The Audit Committee is currently comprised of three members, none of whom is a current or former employee of the Company or any of its subsidiaries and all of whom are, in the opinion of the Board, free from any relationship that would interfere with the exercise of independent judgment in the discharge of the Audit Committee’s duties. See “Report of the Audit Committee of the Board.” The current members of the Audit Committee are Messrs. Fulp, Jeter and Wortman. The Audit Committee represents the Board in discharging its responsibility relating to the accounting, reporting and financial practices of the Company and its subsidiaries. Its primary functions include monitoring the integrity of the Company’s financial statements, system of internal controls, and compliance with regulatory and legal requirements; monitoring the independence, qualifications and performance of the Company’s independent auditor and internal auditing services; and providing an avenue of communication among the independent auditor, management, internal audit and the Board.

Asset Liability Management Committee. The Asset Liability Management Committee is currently comprised of 13 members, four of whom are directors of the Company and the remainder of whom are non-director employees of the Company. The directors who serve on the Asset Liability Management Committee are Messrs. Hortman, Hunnicutt, Jeter and Wortman. Messrs. Hunnicutt, Jeter and Wortman are non-employee directors. The Asset Liability Management Committee manages the Company’s mix of assets so as to minimize risk and maximize profits, guards against any concentration of assets (including, for example, excessive amounts of loans to one borrower or excessive amounts of investment securities from the same issuer), ensures that reserves against losses are adequate to prevent depletion of earnings, and approves the overall strategy of the Company’s investment portfolio.

Investment Committee. The Investment Committee is currently comprised of eight members, three of whom are directors of the Company (Messrs. Hortman, Hunnicutt and Wortman) and the remainder of whom are non-director employees of the Company. (Messrs. Hunnicutt and Wortman are non-employee directors of the Company). The Investment Committee is responsible for overseeing the implementation of overall investment portfolio strategy approved by the Asset Liability Management Committee.

Identifying and Evaluating Nominees

The Company does not have a standing nominating committee or a charter with respect to the nominating process. The Board is of the view that such a committee is unnecessary because of the relatively small number of directors elected each year and because all directors are considered and recommended to the shareholders by the full Board, which is comprised of a majority of independent directors. If the Board appointed such a committee, its membership would consist of the independent directors or a subset of them. To date, all director nominees have been identified by current directors or management. The Company has never engaged a third party to identify director candidates, and the Company has never received a proposed director candidate from a source outside of the Company. However, the Board would consider any director candidate proposed in good faith by a shareholder of the Company. To do so, a shareholder should send the director candidate’s name, credentials, contact information and his or her consent to be considered as a candidate to the Corporate Secretary of the Company. The proposing shareholder should also include his or her contact information and a statement of his or her share ownership (how many shares owned and for how long). The Board will evaluate candidates based on their financial literacy, business acumen and experience, “independence” for purposes of compliance with the rules of the Securities and Exchange Commission (the “SEC”) and The Nasdaq Stock Market (“Nasdaq”), and willingness, ability and availability for service.

In 2004, the Board held 12 meetings, the Executive Committee held 12 meetings, the Executive Loan Committee held 39 meetings, the Compensation Committee held nine meetings, the Audit Committee held four meetings, and the Asset Liability Management Committee and the Investment Committee each held 12 meetings. Each director attended at least 75% of all meetings of the full Board and of those committees on which he served and was eligible to attend in 2004.

All Board members attended the 2004 Annual Meeting of Shareholders, and all members of the Board have been requested to attend the 2005 Annual Meeting.

Communication with the Board and its Committees

Any shareholder may communicate with the Board by directing correspondence to the Board, any of its committees, or one or more individual members, in care of the Corporate Secretary, ABC Bancorp, 24 Second Avenue, S.E., Moultrie, Georgia 31768.

EXECUTIVE COMPENSATION

The following table and notes present the total compensation paid or earned during each of the last three fiscal years to the Company’s Chief Executive Officer and the four other most highly compensated executive officers of the Company (“named executive officers”) for services rendered during each of the past three fiscal years.

Summary Compensation Table

Name and Principal Position	Year						Long Term Compensation				All Other Annual Compensation
		Annual Compensation					Awards
		Salary			Bonus		Restricted Stock Award			Securities Underlying Options/ SARs
Kenneth J. Hunnicutt Chairman of the Board and Former Chief Executive Officer	2004 2003 2002	$ $ $	326,000 321,077 326,000	(1)(2) (1)(2) (1)(2)	$ $ $	160,000 157,539 123,200	$ $ $	— — —		— — —	$ $ $	39,350 60,037 84,964	(3)

Edwin W. Hortman Jr. President, Chief Executive Officer and Former Chief Operating Officer	2004 2003 2002	$ $ $	221,000 149,599 125,964	(1) (1) (1)	$ $ $	96,750 59,805 30,766	$ $ $	75,456 66,000 14,544	(4)	4,800 3,600 2,400	$ $ $	20,390 15,739 11,545	(5)

Jon S. Edwards Executive Vice President and South Regional Executive	2004 2003 2002	$ $ $	150,211 143,224 119,092		$ $ $	60,050 57,290 36,680	$ $ $	28,296 66,000 29,088	(6)	1,800 3,600 3,600	$ $ $	20,460 17,072 12,378	(7)

Thomas T. Dampier Executive Vice President and North Regional Executive	2004 2003 2002		$112,343 — —			$44,937 — —		$45,480 — —	(8)	3,000 — —		$700 — —	(9)

Cindi H. Lewis Executive Vice President, Director of Human Resources and Corporate Secretary	2004 2003 2002	$ $ $	90,333 85,028 81,673		$ $ $	22,403 21,257 15,722	$ $ $	28,296 49,500 29,088	(10)	2,400 3,600 3,600	$ $ $	12,716 10,600 9,164	(11)

(1)	Includes directors’ fees.
(2)	Contributions to the investment accounts under Mr. Hunnicutt’s Deferred Compensation Agreement and his Salary Continuation Agreement, which are described below under the caption “Employment and Compensation Arrangements,” are included in “All Other Annual Compensation.” See footnote (3) below.
(3)	For 2004, the Company made contributions for the benefit of Mr. Hunnicutt to the Company’s 401(k) Profit Sharing Plan in the amount of $16,400 and to the investment account under his Deferred Compensation Agreement in the amount of $15,950. The amount for 2004 also includes dividends paid on shares of restricted Common Stock during 2004 in the amount of $7,000.
(4)	On December 31, 2004, Mr. Hortman held a total of 10,800 shares of restricted Common Stock with an aggregate fair market value as of that date of $188,244.
(5)	For 2004, the Company made contributions for the benefit of Mr. Hortman to the Company’s 401(k) Profit Sharing Plan in the amount of $16,400, including dividends paid on shares of restricted Common Stock during 2004 in the amount of $3,990.
(6)	On December 31, 2004, Mr. Edwards held a total of 9,000 shares of restricted Common Stock with an aggregate fair market value as of that date of $156,870.
(7)	For 2004, the Company made contributions for the benefit of Mr. Edwards to the Company’s 401(k) Profit Sharing Plan in the amount of $16,400, including dividends paid on shares of restricted Common Stock during 2004 in the amount of $4,060.
(8)	On December 31, 2004, Mr. Dampier held a total of 3,000 shares of restricted Common Stock with an aggregate fair market value as of that date of $52,290.
(9)	Includes dividends paid on shares of Restricted Common Stock during 2004 in the amount of $700.
(10)	On December 31, 2004, Mrs. Lewis held a total of 7,800 shares of restricted Common Stock with an aggregate fair market value as of that date of $135,954.
(11)	For 2004, the Company made contributions for the benefit of Mrs. Lewis to the Company’s 401(k) Profit Sharing Plan in the amount of $9,216, including dividends paid on shares of restricted Common Stock during 2004 in the amount of $3,500.

Option Grants in Year Ended December 31, 2004

The following table sets forth information with respect to options granted under the ABC Bancorp Omnibus Stock Ownership and Long Term Incentive Plan to each of the named executive officers during the year ended December 31, 2004.

Option Grants During 2004

	Individual Grants
	Number of Securities Underlying Options Granted (1)	Percent of Total Options Granted to Employees in 2004	Exercise Price (per share)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
Name					5%	10%
Kenneth J. Hunnicutt	—	—%	$—	—	$—	$—
Edwin W. Hortman, Jr.	4,800	13.33%	$15.72	5/18/2014	$47,454	$120,257
Jon S. Edwards	1,800	5.00%	$15.72	5/18/2014	$17,795	$45,097
Thomas T. Dampier	3,000	8.33%	$15.16	4/20/2014	$28,602	$72,483
Cindi H. Lewis	2,400	6.67%	$15.72	5/18/2014	$23,727	$60,129

(1)	All options were granted at an exercise price equal to the fair market value of the Common Stock on the date of grant. Such options may not be exercised later than 10 years after the date of grant.
(2)	These amounts represent certain assumed rates of appreciation as set forth by the rules of the SEC. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall market conditions. The amounts reflected in this table may not necessarily be achieved.

Stock Option Exercises During 2004 and Stock Option Year-End Values

The following table sets forth information with respect to options exercised during the year ended December 31, 2004 by each of the named executive officers, together with the number and value of unexercised options and stock appreciation rights (“SARs”) held as of the end of the last fiscal year for each such person.

Aggregated Option Exercises and Fiscal Year-End Option/SAR Values

	Shares Acquired On Exercise	Value Realized	Number of Securities Underlying Unexercised Options/ SARs at FY-End (#)		Value of Unexercised In-the-Money Options/SARs at FY-End ($) (1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Kenneth J. Hunnicutt	—	$—	81,000	—	$646,380	$—
Edwin W. Hortman, Jr.	—	$—	12,000	10,200	$75,413	$35,785
Jon S. Edwards	—	$—	15,360	9,240	$127,478	$45,982
Thomas T. Dampier	—	$—	—	3,000	$—	$6,780
Cindi H. Lewis	—	$—	9,216	9,360	$65,645	$42,792

(1)	Value is calculated based on the difference between the option exercise price and the closing market price of the Common Stock on the date of exercise multiplied by the number of shares to which the exercise relates.

Equity Compensation Plans

The following table summarizes information, as of December 31, 2004, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock or other rights to acquire shares may be granted from time to time.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders (1)	390,042	$10.87	138,552
Equity compensation plans not approved by security holders	—	—	—

Total	390,042	$10.87	138,552

(1)	These plans are the ABC Bancorp Omnibus Stock Ownership and Long Term Incentive Plan and the 1997 Incentive Stock Option Plan for Mr. Hunnicutt.

Employment and Compensation Arrangements

Kenneth J. Hunnicutt. Effective as of January 1, 2005, Mr. Hunnicutt retired from his position as Chief Executive Officer of the Company. Mr. Hunnicutt continues to serve as the non-executive Chairman of the Board.

The Company has entered into a Deferred Compensation Agreement with Mr. Hunnicutt, pursuant to which the Company began paying Mr. Hunnicutt on January 1, 2005 deferred compensation in the amount of $3,750 per month for 180 months, which amount increases to $5,000 per month in the event of Mr. Hunnicutt’s death during such 180-month period.

The Company has also entered into a Salary Continuation Agreement with Mr. Hunnicutt which provides, among other things, that Mr. Hunnicutt is entitled to receive 15 annual payments of $33,750 each. Mr. Hunnicutt became eligible to receive payments under the Salary Continuation Agreement on January 1, 2005.

On January 1, 2005, Mr. Hunnicutt and the Company entered into an Executive Consulting Agreement (the “Executive Consulting Agreement”), pursuant to which Mr. Hunnicutt will provide consulting services to the Company until the date of the Company’s annual meeting of shareholders held during calendar year 2007, but in no event later than May 31, 2007. The Executive Consulting Agreement obligates Mr. Hunnicutt to provide consulting services to the Company when requested by the Board or the Company’s President for which services the Company pays Mr. Hunnicutt the sum of $13,333 per month. In addition, Mr. Hunnicutt is entitled to reasonable office space and secretarial assistance and to reimbursement for his reasonable expenses incurred in connection with his duties under the Executive Consulting Agreement. The Executive Consulting Agreement also includes certain restrictive covenants which limit Mr. Hunnicutt’s ability to compete with the Company or divulge certain confidential information concerning the Company.

Edwin W. Hortman, Jr. The Company entered into an Executive Employment Agreement with Mr. Hortman effective as of December 31, 2003, as amended as of March 10, 2005 (the “Hortman Employment Agreement”), pursuant to which Mr. Hortman has agreed to serve as the President and Chief Executive Officer of the Company for a continuously (on a daily basis) renewing, three-year period until such time as either party gives written notice to the other party not to extend the term of the Hortman Employment Agreement beyond the date that is three years after the date specified in such notice. Notwithstanding any notice not to so extend, the term of the Hortman Employment Agreement will not expire prior to the expiration of 12 months after the occurrence of a Change of Control (as defined) of the Company. The Hortman Employment Agreement, which automatically terminates when Mr. Hortman attains age 65, provides that Mr. Hortman will receive a minimum base salary of $250,000.

In addition, the Hortman Employment Agreement provides that Mr. Hortman is entitled to receive an annual bonus and to participate in all present and future employee benefit, retirement and compensation plans of the Company consistent with his salary and his position as the President and Chief Executive Officer of the Company. The Hortman Employment Agreement further provides that, in the event of termination of Mr. Hortman’s employment with the Company, the Company will pay to Mr. Hortman (i) his base salary and annual bonus through the date of termination if he is terminated by the Board for “cause” (as defined) or if he terminates his employment without “good reason” (as defined) and (ii) his base salary and annual bonus through the date of termination and, for three additional 12-month periods, his base salary and a bonus in an amount determined pursuant to the terms of the Hortman Employment Agreement if he terminates his employment for good reason or if the Company terminates his employment without cause.

Upon a termination of Mr. Hortman’s employment under certain circumstances, Mr. Hortman will have the opportunity for a period of 90 days following the date of such termination to exercise all of his exercisable stock options at the exercise prices thereof. Finally, the Hortman Employment Agreement also includes certain restrictive covenants which limit Mr. Hortman’s ability to compete with the Company or divulge certain confidential information concerning the Company.

Jon S. Edwards. The Company entered into an Executive Employment Agreement with Mr. Edwards effective as of July 1, 2003 (the “Edwards Employment Agreement”), pursuant to which Mr. Edwards has agreed to serve as the South Regional Executive of the Company for an initial term of one year, which initial term shall be automatically renewed for additional consecutive one-year terms unless timely notice of non-renewal is given by either the Company or Mr. Edwards. Notwithstanding any notice not to so extend, the term of the Edwards Employment Agreement will not expire prior to the expiration of 12 months after the occurrence of a Change of Control (as defined) of the Company. The Edwards Employment Agreement, which automatically terminates when Mr. Edwards attains age 65, provides that Mr. Edwards will receive a minimum base salary of $142,500.

In addition, the Edwards Employment Agreement provides that Mr. Edwards is entitled to receive an annual bonus and to participate in all present and future employee benefit, retirement and compensation plans of the Company consistent with his salary and his position as the South Regional Executive of the Company. The Edwards Employment Agreement further provides that, in the event of termination of Mr. Edwards’s employment with the Company, the Company will pay to Mr. Edwards (i) his base salary and annual bonus through the date of termination if he is terminated by the Board for “cause” (as defined) or if he terminates his employment without “good reason” (as defined) and (ii) his base salary and annual bonus through the date of termination and, for one additional 12-month period, his base salary and a bonus in an amount determined pursuant to the terms of the Edwards Employment Agreement if he terminates his employment for good reason.

Upon a termination of Mr. Edwards’s employment for good reason, Mr. Edwards will have the opportunity for a period of 90 days following the date of such termination to exercise all of his exercisable stock options at the exercise prices thereof. The Edwards Employment Agreement also includes certain restrictive covenants which limit Mr. Edwards’ ability to compete with the Company or divulge certain confidential information concerning the Company.

Thomas T. Dampier. The Company entered into an Executive Employment Agreement with Mr. Dampier effective as of May 18, 2004 (the “Dampier Employment Agreement”), pursuant to which Mr. Dampier has agreed to serve as Executive Vice President and North Regional Executive of the Company for a continuously (on a daily basis) renewing, one-year period until such time as either party gives written notice to the other party not to extend the term of the Dampier Employment Agreement beyond the date that is one year after the date specified in such notice. Notwithstanding any notice not to so extend, the term of the Dampier Employment Agreement will not expire prior to the expiration of 12 months after the occurrence of a Change of Control (as defined) of the Company. The Dampier Employment Agreement, which automatically terminates when Mr. Dampier attains age 65, provides that Mr. Dampier will receive a minimum base salary of $152,000.

In addition, the Dampier Employment Agreement provides that Mr. Dampier is entitled to receive an annual bonus and to participate in all present and future employee benefit, retirement and compensation plans of the Company consistent with his salary and his position as Executive Vice President and North Regional Executive of the Company. The Dampier Employment Agreement further provides that, in the event of termination of Mr. Dampier’s employment with the Company, the Company will pay to Mr. Dampier (i) his base salary and annual bonus through the date of termination if he is terminated by the Board for “cause” (as defined) or if he terminates his employment without “good reason” (as defined) and (ii) his base salary and annual bonus through the date of termination and, for one additional 12-month period, his base salary and a bonus in an amount determined pursuant to the terms of the Dampier Employment Agreement if he terminates his employment for good reason.

Upon a termination of Mr. Dampier’s employment for good reason, Mr. Dampier will have the opportunity for a period of 90 days following the date of such termination to exercise all of his exercisable stock options at the exercise prices thereof. The Dampier Employment Agreement also includes certain restrictive covenants which limit Mr. Dampier’s ability to compete with the Company or divulge certain confidential information concerning the Company.

Cindi H. Lewis. The Company entered into an Executive Employment Agreement with Mrs. Lewis effective as of December 31, 2003 (the “Lewis Employment Agreement”), pursuant to which Mrs. Lewis has agreed to serve as the Director of Human Resources for an initial term of one year, which initial term shall be automatically renewed for additional consecutive one-year terms unless timely notice of non-renewal is given by either the Company or Mrs. Lewis. Notwithstanding any notice not to so extend, the term of the Lewis Employment Agreement will not expire prior to the expiration of 12 months after the occurrence of a Change of Control (as defined) of the Company. The Lewis Employment Agreement, which automatically terminates when Mrs. Lewis attains age 65, provides that Mrs. Lewis will receive a minimum base salary of $83,900.

The Lewis Employment Agreement provides that Mrs. Lewis is entitled to receive an annual bonus and to participate in all present and future employee benefit, retirement and compensation plans of the Company consistent with her salary and her position as the Director of Human Resources of the Company. The Lewis Employment Agreement further provides that, in the event of termination of Mrs. Lewis’s employment with the Company, the Company will pay to Mrs. Lewis (i) her base salary and annual bonus through the date of termination if she is terminated by the Board for “cause” (as defined) or if she terminates her employment without “good reason” (as defined) and (ii) her base salary and annual bonus through the date of termination and, for one additional 12-month period, her base salary and a bonus in an amount determined pursuant to the terms of the Lewis Employment Agreement if she terminates her employment for good reason.

Upon a termination of Mrs. Lewis’s employment for good reason, Mrs. Lewis will have the opportunity for a period of 90 days following the date of such termination to exercise all of her exercisable stock options at the exercise prices thereof. The Lewis Employment Agreement also includes certain restrictive covenants which limit Mrs. Lewis’ ability to compete with the Company or divulge certain confidential information concerning the Company.

Compensation of Directors

All directors serving on the Board receive a fee of $500 per month. Mr. Weltzbarker receives an additional $800 per month for his service as Vice Chairman of the Board, which position he has held since May 15, 2001.

Board meetings are held monthly. Members of the Executive Committee (except Mr. Hortman) receive a fee of $300 per month, and members of the Audit Committee receive a fee of $200 per meeting. Mr. Wortman additionally receives $200 per month for serving on the Executive Loan Committee. Messrs. Jeter and Wortman each receive $125 per meeting attended for their services on the Asset Liability Management Committee and are the only directors on the Asset Liability Management Committee to receive compensation for service thereon.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee during fiscal 2004 or as of the date of this proxy statement is or has been an officer or employee of the Company.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD

The Company’s executive compensation program is administered by the Compensation Committee. The Compensation Committee is composed of Messrs. Fulp, Jeter, Weltzbarker and Whelchel. No member of the Compensation Committee is a current or former employee of the Company or any subsidiary.

Compensation Philosophy and Policy. The fundamental objective of the Company’s executive compensation program is to ensure that management is compensated in a way that advances both the short-and-long-term interests of shareholders while also ensuring that the Company is able to attract and retain qualified executives.

The Compensation Committee attempts to structure a compensation program for the Company that will reward its top executives with cash bonuses and periodic grants of long-term stock-based compensation, including stock options and restricted stock, while striving to maintain salaries at reasonably competitive levels. The Compensation Committee reviews the compensation of the Company’s officers and performs such other duties as may be delegated to it by the Board. The Compensation Committee held nine meetings during the year ended December 31, 2004.

In reviewing the compensation to be paid to the Company’s executive officers during the year ended December 31, 2004, the Compensation Committee sought to ensure that the Company’s executive officers were rewarded for long-term strategic management, for increasing the Company’s value for its shareholders and for achieving internal goals.

The key components of executive officer compensation are salary, bonus and a mix of restricted stock grants and option grants, which are subject to time-based vesting requirements. Salary is generally based on factors such as an individual officer’s level of responsibility, prior years’ compensation, comparison to compensation of other officers in the Company and compensation provided at competitive companies and companies of similar size. Bonuses and long-term incentive compensation awards are intended to reward exceptional performance and are determined on the basis of such benchmarks as financial and operating performance. Stock-based compensation is also intended to increase management’s interest in the Company’s long-term success as measured by the market and book value of the Common Stock and is granted under various incentive plans to officers and directors of the Company and its subsidiaries.

The Company has entered into employment and compensation arrangements with certain of its executive officers which are described in the section of this Proxy Statement captioned “Executive Compensation.”

Compensation of Chief Executive Officer. Mr. Hunnicutt’s compensation for 2004 was determined under the terms of his employment agreement and in accordance with the criteria described above. See “Employment and Compensation Arrangements”. Mr. Hunnicutt’s base salary did not change for 2004 at his request.

Mr. Hunnicutt’s bonus for 2004 was determined on the basis of the Company’s satisfaction of certain pre-established financial performance targets.

Tax Deductibility Considerations. Certain provisions of the federal tax laws limit the deductibility of certain compensation for the chief executive officer and other executives to $1.0 million in applicable remuneration in any year. This provision has had no effect on the Company since its enactment because no officer of the Company has received $1.0 million in applicable remuneration in any year. If it appears that the threshold may be exceeded at some time in the future, the Company will take the necessary steps to conform its compensation to qualify for deductibility. Further, the compensation committee intends to give strong consideration to the deductibility of compensation in making its compensation decisions for executive officers in the future, balancing the goal of maintaining a compensation program which will enable the Company to attract and retain qualified executives while maximizing the creation of long-term shareholder value.

Submitted by the Compensation Committee

J. Raymond Fulp

Daniel B. Jeter

J. Thomas Whelchel

Doyle Weltzbarker (Chairman)

The foregoing report and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent the Company specifically incorporates such report or the performance graph by reference therein.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The Board has established a separately-designated standing Audit Committee and adopted an amended and restated charter for the Audit Committee. The Audit Committee is comprised solely of independent directors, as defined by the listing standards of Nasdaq, one of which, Daniel B. Jeter, is an audit committee financial expert, as defined by the rules of the SEC. The primary purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting, internal controls and audit functions.

As more fully described in its charter, the Audit Committee reviews the Company’s financial reporting process on behalf of the Board. The Company’s management has the primary responsibility for the financial statements and the reporting process, and Mauldin & Jenkins, Certified Public Accountants, LLC (“Mauldin & Jenkins”), the Company’s independent auditors, are responsible for performing an audit in accordance with generally accepted auditing standards to obtain reasonable assurance that the Company’s consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of the financial statements with generally accepted accounting principles. The Company’s internal auditors are responsible to the Audit Committee and the Board for testing the integrity of the financial accounting and reporting control systems and such other matters as the Audit Committee and Board determine.

The Audit Committee has met and has held discussions and reviewed with management, the Company’s internal auditors and Mauldin & Jenkins concerning the consolidated financial statements for the fiscal year ended December 31, 2004. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed with Mauldin & Jenkins the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement of Auditing Standards No. 90 (Audit Committee Communications).

In addition, the Audit Committee has discussed with Mauldin & Jenkins their independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has also discussed with Mauldin & Jenkins any relationships that may have an impact on their objectivity and independence and satisfied itself as to their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the SEC.

Submitted by the Audit Committee

J. Raymond Fulp

Daniel B. Jeter

Henry C. Wortman (Chairman)

PERFORMANCE GRAPH

Set forth below is a line graph comparing the change in the cumulative total shareholder return on the Common Stock against the cumulative return of Nasdaq (U.S. Companies) and the index of Nasdaq Bank Stocks for the five-year period commencing December 31, 1999, and ending December 31, 2004. The graph shows the value at December 31, 1999, December 31, 2000, December 29, 2001, December 31, 2002, December 31, 2003 and December 31, 2004, assuming an investment of $100 on December 31, 1999, and reinvestment of dividends and other distributions to shareholders.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Company has appointed Mauldin & Jenkins as its independent auditors for the fiscal year ended December 31, 2004. Mauldin & Jenkins has served as the Company’s independent auditors since 1985. Services provided to the Company and its subsidiaries by Mauldin & Jenkins in the fiscal year ended December 31, 2004 included the examination of the Company’s consolidated financial statements, limited review of quarterly reports, services related to filings with the SEC and consultation with respect to various tax matters.

Representatives of Mauldin & Jenkins will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions by shareholders.

Fees and Services

The following is a summary of the fees billed to the Company by Mauldin & Jenkins for professional services rendered for the fiscal years ended December 31, 2004 and December 31, 2003:

Fee Category	Fiscal 2004 Fees	Fiscal 2003 Fees
Audit Fees(1)	$253,825	$227,500
Audit-related Fees(2)	65,650	42,500
Tax Fees(3)	69,350	61,500
All Other Fees(4)	-0-	-0-

Total Fees	$388,825	$331,500

(1)	Consists of fees billed for professional services rendered for the audit of the Company’s annual consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and for services that are normally provided by Mauldin & Jenkins in connection with statutory and regulatory filings or engagements.
(2)	Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services include due diligence services related to contemplated mergers and acquisitions, employee benefit plan audits, accounting consultations and Federal Home Loan Bank collateral verification procedures.
(3)	Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and assistance with tax notices.
(4)	Consists of fees for products and services other than the services reported above. There were no fees paid to Mauldin & Jenkins in fiscal 2004 or 2003 that are not included in the above classifications.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

All services provided by Mauldin & Jenkins are subject to pre-approval by the Audit Committee. The Audit Committee may authorize any member of the Audit Committee to approve services by Mauldin & Jenkins in the event there is a need for such approval prior to the next full Audit Committee meeting. However, the Audit Committee must review the decisions made by such authorized member of the Audit Committee at its next scheduled meeting. Before granting any approval, the Audit Committee gives due consideration to whether approval of the proposed service will have a detrimental impact on Mauldin & Jenkins’ independence.

Unless otherwise specified, the proxy holders designated in the proxy will vote the shares covered thereby at the Annual Meeting “FOR” ratification of the appointment of Mauldin & Jenkins. In the event that the shareholders do not ratify the appointment of Mauldin & Jenkins, the appointment will be reconsidered by the Audit Committee and the Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3: APPROVAL OF 2005 OMNIBUS STOCK OWNERSHIP AND LONG-TERM INCENTIVE PLAN

Introduction

On March 10, 2005, the Board of Directors of the Company adopted the ABC Bancorp 2005 Omnibus Stock Ownership and Long-Term Incentive Plan (the “Omnibus Plan”), subject to approval by the shareholders of the Company. It is intended that the Omnibus Plan would replace the ABC Bancorp Omnibus Stock Ownership and Long-Term Incentive Plan that was approved by shareholders in 1997 (the “1997 Plan”) when shares authorized under the 1997 Plan are depleted or when the 1997 Plan expires in 2007. As of March 31, 2005, 130,812 shares remain available for issuance pursuant to the 1997 Plan.

The Omnibus Plan is designed to support the Company’s long-term business objectives in a manner consistent with its compensation philosophy. The Board of Directors believes that the Omnibus Plan will motivate eligible employees to contribute to the successful performance of the Company and its subsidiaries and the growth of the market value of the Company’s Common Stock; will promote unity of purpose between such employees and shareholders by providing ownership opportunities; and will promote the retention of such employees by rewarding them with potentially tax-advantageous future compensation.

Summary of the Omnibus Plan

The full text of the Omnibus Plan is set forth at Appendix A to this Proxy Statement, and the following summary is qualified in its entirety by reference to Appendix A.

The key provisions of the Omnibus Plan are as follows:

General. The Omnibus Plan will be effective as of May 18, 2005 for a ten-year period. Awards granted under the Omnibus Plan may be in the form of qualified or nonqualified stock options, restricted stock, stock appreciation rights (“SARs”), long-term incentive compensation units consisting of a combination of cash and Common Stock (“Units”), or any combination thereof within the limitations set forth in the Omnibus Plan. The Omnibus Plan provides that awards may be made for ten years, and the Omnibus Plan will remain in effect thereafter until all matters relating to the payment of awards and administration of the Omnibus Plan have been settled.

Administration. The Omnibus Plan, if approved by the shareholders, will be administered by the Compensation Committee of the Board of Directors (the “Omnibus Committee”). The Omnibus Committee has sole authority to administer and interpret the Omnibus Plan. The Omnibus Committee, within the terms of the Omnibus Plan, selects eligible employees to participate in the Omnibus Plan and determines the type, amount and duration of individual awards.

Shares Available. The Omnibus Plan provides that the aggregate number of shares of the Company’s Common Stock which may be subject to award may not exceed 1,020,000, subject to adjustment in certain circumstances to prevent dilution. The Company’s Common Stock delivered under the Omnibus Plan will be authorized and unissued shares. Shares underlying awards that are canceled, expired, forfeited or terminated shall, in most circumstances, again be available for the grant of additional awards within the limits provided by the Omnibus Plan.

Eligibility. The Omnibus Plan provides for awards to eligible employees. Because it is generally within the discretion of the Omnibus Committee to determine which employees receive awards and the amount and type of award received, it is not possible at the present time to determine the amount of awards or the number of individuals to whom awards will be made under the Omnibus Plan. The executive officers of the Company named in the table under the caption “Executive Compensation” herein are among the officers who would be eligible to receive awards under the Omnibus Plan.

Stock Options. Subject to the terms and provisions of the Omnibus Plan, options to purchase the Common Stock of the Company (“Options”) may be granted to eligible employees at any time and from time to time as shall be determined by the Omnibus Committee. Such options may be “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or “non-qualified options” under the Code. The Omnibus Committee will have discretion in determining the number of shares of Common Stock to be covered by each Option granted to the recipient (the “Optionee”). Each grant of Options will be evidenced by an Option Agreement that will specify the exercise price, the duration of the Option, the number of shares to which the Option pertains, the percentage of the Option that becomes exercisable on specified dates in the future, and such other provisions as the Omnibus Committee may determine.

The initial exercise price for each Option granted under the Omnibus Plan will be determined by the Committee in its discretion, provided that the exercise price of any Option may not be less than the Fair Market Value of the Common Stock (as determined pursuant to the Omnibus Plan) on the date of grant of the Option and, in the case of any Optionee who owns stock possessing more than 10% of the total combined voting power of all classes of the capital stock of the Company (within the meaning of Section 422(b)(6) of the Code), 110% of such Fair Market Value with respect to any Option intended to qualify as an incentive stock option.

All Options granted under the Omnibus Plan expire no later than ten years from the date of grant. Subject to the limitations set forth in the Omnibus Plan, any Option may be exercised by payment to the Company of cash or, at the discretion of the Omnibus Committee, by surrender of shares of the Company’s Common Stock owned by the employee (including, if the Omnibus Committee so permits, a portion of the shares as to which the Option is then being exercised), or a combination of cash and such shares. Options will be evidenced by an Option Agreement in a form approved by the Omnibus Committee, which may contain additional limitations, terms and conditions, in addition to the restrictions set forth in the Omnibus Plan, which the Omnibus Committee otherwise deems desirable.

The Omnibus Plan places limitations on the exercise of Options that constitute incentive stock options under certain circumstances upon or after termination of employment, and also provides the Omnibus Committee with the discretion to place similar limitations on the exercise of any non-qualified options. Options are nontransferable except by will or in accordance with applicable laws of descent and distribution. The granting of an Option does not provide the recipient the rights of a shareholder, and such rights accrue only after the exercise of an Option and the payment in full of the exercise price by the Optionee for the shares being purchased.

Restricted Stock. The Omnibus Plan provides for the award of shares of Common Stock which are subject to certain restrictions (“Restricted Stock”) provided in the Omnibus Plan or otherwise determined by the Omnibus Committee. Restricted Stock awards pursuant to the Omnibus Plan will be evidenced by a Restricted Stock Grant Agreement between the Company and the recipient (the “Holder”), specifying the purchase price, if any, paid by the Holder for the Restricted Stock, with such price to be determined by the Omnibus Committee. The Restricted Stock Grant Agreement will also set forth any forfeiture provisions regarding the Restricted Stock, as determined by the Omnibus Committee in its discretion. The Holder may sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Restricted Stock during the restriction period designated by the Omnibus Committee only in accordance with the specific limitations imposed in the applicable Restricted Stock Grant Agreement, by applicable state or federal securities laws or as may be determined by the Omnibus Committee. Certificates representing Restricted Stock issued pursuant to the Omnibus Plan will bear all legends required by law and necessary to effectuate the provisions of the Omnibus Plan and the applicable Restricted Stock Grant Agreement. To facilitate the enforcement of the restrictions on the Restricted Stock, the Omnibus Committee may in its discretion require the Holder to deliver such certificates to the Company to be held in escrow until the applicable restriction period has expired.

Long-Term Incentive Compensation Units. The Omnibus Plan authorizes the Omnibus Committee to grant awards of “Units” to eligible employees. Units will be granted only upon authorization by the Omnibus Committee and the execution and delivery of a Unit Award Agreement, in form and substance satisfactory to the

Omnibus Committee, by the employee to whom Units are to be granted (a “Unit Recipient”). Stock or cash underlying Units are distributed only after the end of a performance period of two of more years (the “Performance Period”) beginning with the year in which the Units are granted. The Performance Period respecting each grant of Units will be set by the Omnibus Committee. There may be more than one Unit granted to a Unit Recipient at any given time and the Performance Periods may differ. At the time a Unit is granted the Omnibus Committee will establish levels of financial performance and other performance objectives to be achieved in each year of the Performance Period. The Omnibus Committee may adopt one or more performance categories or eliminate all performance categories other than financial performance. Distributions of stock or cash underlying Units will be based on the Company’s financial performance with results from other performance categories applied as a factor, not exceeding one, against financial results. The annual financial and other performance results will be averaged over the Performance Period and translated into percentage factors according to graduated criteria established by the Omnibus Committee for the entire Performance Period. The resulting percentage factors will determine the percentage of Units to be distributed. No distributions will be made if a minimum average percentage of the applicable measurement of performance established by the Omnibus Committee is not achieved for the Performance Period.

The Omnibus Plan provides for (in the discretion of the Omnibus Committee) the proration of Units in the event of a Unit Recipient’s death, disability or retirement. In the event of termination of the Unit Recipient’s status as an eligible employee prior to the end of the applicable Performance Period for any reason other than death, disability or retirement, undistributed Units awarded for such Performance Period will be immediately forfeited.

A Unit Recipient will have no rights as a shareholder of the Company with respect to any Units until the distribution of shares of Stock in connection therewith, other than receipt of dividends credited to the Unit Recipient’s account for Units awarded and not distributed, calculated according to the terms of the Omnibus Plan.

Stock Appreciation Rights. The Omnibus Committee in its discretion may grant Stock Appreciation Rights (“SARs”) under the Omnibus Plan. SARs will be granted only pursuant to a SAR Agreement, which shall provide for an expiration date not later than ten years after the date such SAR is granted. A SAR will entitle the holder (the “SAR Recipient”) to receive from the Company an amount equal to the excess, if any, of the aggregate fair market value of the Company’s Common Stock which is the subject of the SAR over its “Base Value,” defined as the fair market value of such stock on the date of issuance of the SAR.

The Company will pay the amount to which the SAR Recipient exercising the SAR is entitled in cash. A SAR Recipient may designate a beneficiary to receive cash otherwise payable to the SAR Recipient in the event of the SAR Recipient’s death.

New Plan Benefits. No benefits have been granted or will be granted under the Omnibus Plan prior to the approval of the Omnibus Plan by the shareholders of the Company.

Effect of Change in Control. Awards under the Omnibus Plan are generally subject to special provisions upon the occurrence of a “change in control” (as defined in the Omnibus Plan) transaction with respect to the Company. Under the Omnibus Plan, if within 12 months of a change in control there occurs a “triggering event” (as defined in the Omnibus Plan) with respect to the employment of an eligible employee, any outstanding stock options, SARs or other equity awards under the Omnibus Plan will generally become fully vested and exercisable and, in certain cases, paid to the eligible employee. A triggering event is defined generally to include a termination of employment by the Company other than for cause, a termination of employment by the eligible employee following a reduction in position, pay or other constructive termination event, or a failure by the successor company to assume or continue the outstanding awards under the Omnibus Plan. Payments under awards that become subject to the excess parachute tax rules may be reduced under certain circumstances.

Federal Income Tax Consequences

The following description of federal income tax consequences is based on current statutes, regulations and interpretations. The description does not address state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual employee who receives an award under the Omnibus Plan.

Incentive Options. There will not be any federal income tax consequences to either the Optionee or the Company as a result of the grant of an incentive stock option under the Omnibus Plan. The exercise by an Optionee of an incentive stock option also will not result in any federal income tax consequences to the Company or the Optionee, except that (i) an amount equal to the excess of the fair market value of the shares acquired upon exercise of the incentive stock option, determined at the time of exercise, over the amount paid for the shares by the Optionee will be includable in the Optionee’s alternative minimum taxable income for purposes of the alternative minimum tax, and (ii) the Optionee may be subject to an additional excise tax if any amounts are treated as excess parachute payments, as discussed below. Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an option exercise price or if shares otherwise to be received pursuant to the exercise of such option are used for such purpose.

If the Optionee disposes of the shares of Common Stock acquired upon exercise of the incentive stock option, the federal income tax consequences will depend upon how long the Optionee has held the shares. If the Optionee does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised and the shares were transferred to the Optionee, then the Optionee will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the Optionee realized on disposition of the shares; and (ii) the option price at which the Optionee acquired the shares. The Company is not entitled to any compensation expense deduction under these circumstances.

If the Optionee does not satisfy both of the above holding period requirements (a “disqualifying disposition”), then the Optionee will be required to report as ordinary income, in the year the shares are disposed of, the amount by which the lesser of (i) the fair market value of the shares at the time of exercise of the incentive stock option (or, for directors, officers or greater than 10% shareholders of the Company, generally the fair market value of the shares six months after the date of exercise, unless such persons file an election under Section 83(b) of the Code within 30 days of exercise); or (ii) the amount realized on the disposition of the shares, exceeds the option price for the shares. The Company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the Optionee (as such deduction may be limited by certain provisions of the Code). This compensation income may be subject to tax withholding requirements. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

Non-qualified Options. Neither the Optionee nor the Company incurs any federal income tax consequences as a result of the grant of a non-qualified option. Upon exercise of a non-qualified option, an Optionee will recognize ordinary income, subject to withholding, on the “includability date” in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the includability date; and (ii) the consideration paid for the shares. The includability date generally will be the date of exercise of the nonqualified option. However, the includability date for employees who are officers, directors or greater than 10% shareholders of the Company will generally occur six months later, unless such persons file an election under Section 83(b) of the Code within 30 days of the date of exercise to include as ordinary income the amount realized upon exercise of the nonqualified option. The Optionee may be subject to an additional excise tax if any amounts are treated as excess parachute payments, as discussed below. Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an option exercise price or if shares otherwise to be received pursuant to the exercise of such option are used for such purpose.

At the time of a subsequent sale or disposition of any shares of Common Stock obtained upon exercise of a nonqualified option, any gain or loss will be a capital gain or loss. Such capital gain or loss will be long-term capital gain or loss if the sale or disposition occurs more than one year after the includability date and short-term capital gain or loss if the sale or disposition occurs one year or less after the includability date.

In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of a nonqualified option for any amounts includable in the taxable income of the Optionee as ordinary income (as such deduction may be limited by certain provisions of the Code).

Restricted Stock Awards. With respect to shares issued pursuant to a restricted stock award that is not subject to a substantial risk of forfeiture, a Holder will include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received on the date of receipt. With respect to shares that are subject to a substantial risk of forfeiture, a Holder may file an election under Section 83(b) of the Code within 30 days after receipt to include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received on the date of receipt (determined as if the shares were not subject to any risk of forfeiture). If a Section 83(b) election is made, the Holder will not recognize any additional income when the restrictions on the shares issued in connection with the restricted stock award lapse. The Company will receive a corresponding tax deduction for any amounts includable in the taxable income of the Holder as ordinary income (as such deduction may be limited by certain provisions of the Code). At the time any such shares are sold or disposed of, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date of receipt of the restricted stock award.

A Holder who does not make a Section 83(b) election within 30 days of the receipt of a restricted stock award that is subject to a risk of forfeiture will recognize ordinary income at the time of the lapse of the restrictions in an amount equal to the then fair market value of the shares free of restrictions. The Company will receive a corresponding tax deduction for any amounts includable in the taxable income of the Holder as ordinary income (as such deduction may be limited by certain provisions of the Code). At the time of a subsequent sale or disposition of any shares of Common Stock issued in connection with a restricted stock award as to which the restrictions have lapsed, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the restrictions lapse. Any dividends received by a Holder with respect to unvested shares will, unless such Holder has made a valid Section 83(b) election, constitute compensation income (for which the Company will be entitled to a corresponding tax deduction) subject to the Holder’s ordinary income tax rates and to payroll tax withholding and reporting by the Company.

Units. Any cash and the fair market value of any Common Stock of the Company received as payment in respect of Units will generally constitute ordinary income to the Unit Recipient upon receipt. The Company will be entitled to an income tax deduction corresponding to the ordinary income recognized by the Unit Recipient (as such deduction may be limited by certain provisions of the Code).

SARs. An employee who is granted SARs under the Omnibus Plan will not realize any taxable income upon the grant of such SAR, and the Company will not be entitled to any deduction for income tax purposes at such time. However, when the SAR Recipient exercises a SAR, the amount of cash paid by the Company is taxable to the SAR Recipient as ordinary income. The Company will be entitled to a corresponding deduction for the taxable year in which the SAR is exercised (as such deduction may be limited by certain provisions of the Code).

Excise Tax on Parachute Payments. Section 4999 of the Code imposes an excise tax on “excess parachute payments,” as defined in Section 280G of the Code. Generally, parachute payments are payments in the nature of compensation to employees or independent contractors who are also officers, shareholders or highly-compensated individuals, where such payments are contingent on a change in ownership or control of the stock or assets of the paying corporation. In addition, the payments must be substantially greater in amount than the recipient’s regular compensation. Under Treasury Regulations recently finalized by the Internal Revenue Service, under certain circumstances the grant, vesting, acceleration or exercise of awards pursuant to the Omnibus Plan could be treated as contingent on a change in ownership or control for purposes of determining the amount of an employee’s parachute payments.

In general, the amount of a parachute payment (some portion of which may be deemed to be an “excess parachute payment”) would be the cash or the fair market value of the property received (or to be received) less the amount paid for such property. If an employee were found to have received an excess parachute payment, he or she would be subject to a special nondeductible 20% excise tax on the amount thereof, and the Company would not be allowed to claim any deduction with respect thereto. Under the provisions of the Omnibus Plan, the Company may reduce the amount of payments to be made to an employee to the extent necessary to avoid that result.

Million Dollar Deduction Limit. Section 162(m) of the Code limits the tax deduction a public company may take with respect to compensation in excess of one million dollars that is paid to certain executive officers of the company, including the chief executive officer and the company’s four other most highly compensated officers. Under the provisions of the Omnibus Plan, the Company may reduce the amount of payments to be made to an employee in a particular year to the extent necessary to avoid the deductibility limits of Section 162(m). In such event, the amount by which the payments in a particular year were reduced will be paid to the employee in the following year if the payment of such amounts would not cause the Company’s compensation deduction in that year to be limited by the provisions of Section 162(m).

Amendment and Termination

The Board may, at any time and from time to time, terminate, amend, or modify some or all of the provisions of the Omnibus Plan. However, without the approval of the shareholders of the Company (as may be required by the Code, by Section 16 of the Exchange Act, by any national securities exchange or system on which the shares are then listed or reported, or by a regulatory body having jurisdiction with respect hereto) no such termination, amendment, or modification may: (i) materially increase the total number of shares which may be granted under the Omnibus Plan; (ii) materially modify the requirements as to eligibility for participation in the Omnibus Plan; or (iii) materially increase the benefits accruing to employees under the Omnibus Plan.

No termination, amendment or modification of the Omnibus Plan may in any manner adversely affect any award previously granted under the Omnibus Plan, without the written consent of the recipient.

Vote

Unless otherwise specified, the proxy holders designated in the proxy will vote the shares covered thereby at the Annual Meeting “FOR” the approval of the Omnibus Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE ABC BANCORP 2005 OMNIBUS STOCK OWNERSHIP AND LONG-TERM INCENTIVE PLAN.

CERTAIN TRANSACTIONS

The Company and the Banks have engaged in, and in the future expect to engage in, banking transactions in the ordinary course of business with directors and officers of the Company and the Banks and their associates, including corporations, partnerships and other organizations in which such directors and officers have an interest. At December 31, 2004, certain executive officers and directors, and companies in which, as of such date, such executive officers and directors had a ten percent (10%) or more beneficial interest, were indebted to the Banks in the aggregate amount of approximately $2 million. These loans were made on substantially the same terms (including interest rates, collateral and repayment terms) as those prevailing at the time for comparable transactions with others and, in the opinion of management, do not involve more than the normal risk of collectibility or present other unfavorable features.

Since November 1, 1991, the Company has leased a building from Mr. Hunnicutt and Lynn Jones, who serves as a director of one of the Banks, that is used as the Company’s operations center in Moultrie, Georgia. On August 1, 2003, the Company renewed the lease, increasing the rent payments from $5,667 per month to $6,500 per month. Rent payments under the extended lease, which expires on July 31, 2008, totaled $78,000 for 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of the Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock. They are also required to furnish the Company with copies of all Section 16(a) forms they file with the SEC.

To the Company’s knowledge, based solely on its review of the copies of such reports furnished to it and written representations that no other reports were required, during the fiscal year ended December 31, 2004, all of the Company’s officers, directors and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements, except that Henry C. Wortman and Thomas T. Dampier each filed one late Form 4 with respect to a transaction in shares of the Common Stock.

OTHER MATTERS

The Board does not contemplate bringing before the Annual Meeting any matter other than those specified in the accompanying Notice of Annual Meeting of Shareholders, nor does it have information that other matters will be presented at the Annual Meeting. If other matters come before the Annual Meeting, signed proxies will be voted upon such questions in accordance with the best judgment of the persons acting under the proxies.

ADDITIONAL INFORMATION

Shareholder Proposals

Any shareholder proposal intended to be presented at the Company’s annual meeting of shareholders to be held in 2006 and to be included in the Company’s proxy statement and form of proxy for that meeting must be in writing and must be received by the Company, directed to the attention of the Corporate Secretary, not later than November 12, 2005. Any such proposal must comply in all respects with the rules and regulations of the SEC.

Annual Report

A copy of the Company’s Annual Report to Shareholders is enclosed with this Proxy Statement. The Annual Report to Shareholders is not deemed a part of the proxy soliciting material. The Company’s Annual Report to the SEC on Form 10-K for the fiscal year ended December 31, 2004, will be filed with the SEC prior to the Annual Meeting. Upon receipt of a written request, the Company will, without charge, furnish any owner of its Common Stock a copy of its Annual Report to the SEC on Form 10-K for the fiscal year ended December 31, 2004, including financial statements and the footnotes thereto. Copies of exhibits to the Annual Report on Form 10-K are also available upon specific request and payment of a reasonable charge for reproduction. Such request should be directed to the Corporate Secretary of the Company at the address indicated on the first page of this Proxy Statement.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. A number of brokers with account holders who are shareholders of the Company will be householding the Company’s proxy materials. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker or notify us by sending a written request to ABC Bancorp, 24 Second Avenue, S.E., Moultrie, Georgia, 37168, Attn: Corporate Secretary, or by calling 229-890-1111.

Appendix A

ABC BANCORP

2005 OMNIBUS STOCK OWNERSHIP

AND LONG-TERM INCENTIVE PLAN

THIS IS THE 2005 OMNIBUS STOCK OWNERSHIP AND LONG-TERM INCENTIVE PLAN (“Plan”) of ABC Bancorp, a Georgia corporation with its principal office in Moultrie, Colquitt County, Georgia (the “Corporation” or the “Company”), under which ISOs and Non-Qualified Options to acquire shares of the Stock, Restricted Stock, Stock Appreciation Rights and/or Units may be granted from time to time to Eligible Employees of the Corporation and of any of its subsidiaries (the “Subsidiaries”), subject to the following provisions:

ARTICLE I

DEFINITIONS

The following terms shall have the meanings set forth below. Additional terms defined in this Plan shall have the meanings ascribed to them when first used herein.

Affiliate. Any entity that would be treated as an “affiliate” of the Company for purposes of Rule 12b-2 under the 1934 Act.

Board. The Board of Directors of the Corporation.

Change in Control. A “Change in Control” shall be deemed to have occurred upon:

(i) the occurrence of (A) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of a percentage of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Company Voting Securities”) (but excluding (1) any acquisition directly from the Company (other than an acquisition by virtue of the exercise of a conversion privilege of a security that was not acquired directly from the Company), (2) any acquisition by the Company or an Affiliate and (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate) (an “Acquisition”) that is thirty percent (30%) or more of the Company Voting Securities; and (B) the termination of employment, within six (6) months following the Acquisition, of the individual who is the Chief Executive Officer of the Company immediately prior to the Acquisition, for any reason other than Death, Disability, Cause, or voluntary resignation (but excluding any termination that constitutes a Constructive Termination or any resignation that was requested by the Board or any such Person (or its employees or representatives) that completes an Acquisition);

(ii) at any time during a period of two (2) consecutive years or less, individuals who at the beginning of such period constitute the Board (and any new directors whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason (except for Death, Disability or retirement) to constitute a majority thereof;

(iii) an Acquisition that is fifty percent (50%) or more of the Company Voting Securities;

(iv) the consummation of a merger, consolidation, reorganization or similar corporate transaction, whether or not the Company is the surviving company in such transaction, other than a merger, consolidation, or reorganization that would result in the Persons who are beneficial owners of the Company Voting Securities outstanding immediately prior thereto continuing to beneficially own, directly or indirectly, in substantially the same proportions, at least fifty percent (50%) of the combined voting power of the Company Voting Securities (or the voting securities of the surviving entity) outstanding immediately after such merger, consolidation or reorganization;

(v) the sale or other disposition of all or substantially all of the assets of the Company;

(vi) the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; or

(vii) the occurrence of any transaction or event, or series of transactions or events, designated by the Board in a duly adopted resolution as representing a change in the effective control of the business and affairs of the Company, effective as of the date specified in any such resolution.

Cause. A termination by the Corporation or a Subsidiary of an Eligible Employee’s employment by the Corporation or the Subsidiary in connection with the good faith determination of the Board or the Board of Directors of the Subsidiary, as applicable, that the Eligible Employee (i) has been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony under Federal or state law, (ii) has engaged in willful gross misconduct in the performance of the Eligible Employee’s duties to the Company or the Subsidiary or (iii) has committed a material breach of any written agreement with the Company or the Subsidiary with respect to confidentiality, noncompetition, nonsolicitation or similar restrictive covenant. Subject to Section 7.1 hereof, in the event that an Eligible Employee is a party to an employment agreement with the Company or any Subsidiary that defines a termination on account of “Cause” (or a term having similar meaning), such definition shall apply as the definition of a termination on account of “Cause” for purposes hereof, but only to the extent that such definition provides the Eligible Employee with greater rights. A termination on account of Cause shall be communicated by written notice to the Eligible Employee and shall be deemed to occur on the date such notice is delivered to the Eligible Employee.

Code. The Internal Revenue Code of 1986, as amended, together with the rules and regulations promulgated thereunder.

Committee. The Compensation Committee of the Board.

Common Stock. The Common Stock, $1.00 par value per share, of the Corporation.

Constructive Termination. A “Constructive Termination” shall mean a termination of employment by an Eligible Employee within sixty (60) days following the occurrence of any one or more of the following events without the Eligible Employee’s written consent: (i) any reduction in position, title (for Vice Presidents or above), overall responsibilities, level of authority, level of reporting (for Vice Presidents or above), base compensation, annual incentive compensation opportunity or aggregate employee benefits or (ii) a request that the Eligible Employee’s location of employment be relocated by more than fifty (50) miles. Subject to Section 7.1 hereof, in the event that an Eligible Employee is a party to an employment agreement with the Company or any Subsidiary (or a successor entity) that defines a termination on account of “Constructive Termination,” “Good Reason” or “Breach of Agreement” (or a term having a similar meaning), such definition shall apply as the definition of “Constructive Termination” for purposes hereof in lieu of the foregoing, but only to the extent that such definition provides the Eligible Employee with greater rights. A Constructive Termination shall be communicated by written notice to the Committee, and shall be deemed to occur on the date such notice is delivered to the Committee, unless the circumstances giving rise to the Constructive Termination are cured within five (5) days of such notice.

Death. The date of death of an Eligible Employee who has received Rights as established by the relevant death certificate.

Disability. The date on which an Eligible Employee who has received Rights becomes permanently and totally disabled within the meaning of Section 22(e)(3) of the Code, which shall be determined by the Committee on the basis of such medical or other evidence as it may reasonably require or deem appropriate.

Effective Date. The date as of which this Plan is effective, which shall be the date it is adopted by the Board.

Eligible Employees. Those individuals who meet all of the following eligibility requirements:

(i) Such individual must be a full time employee of the Corporation or a Subsidiary. For this purpose, an individual shall be considered to be an “employee” only if there exists between the Corporation or a Subsidiary and the individual the legal and bona fide relationship of employer and employee. In determining whether such relationship exists, the regulations of the United States Treasury Department relating to the determination of such relationship for the purpose of collection of income tax at the source on wages shall be applied.

(ii) Such individual falls within the job grade classification of 50 or greater (or any equivalent classification under a successor job grade classification system). The Corporation’s job grade classifications, except for purposes of the granting of ISOs hereunder, may be amended, expanded, restricted or otherwise modified by the Committee, subject to ratification of such action by the Board.

(iii) If the Registration shall not have occurred, such individual must have such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment involved in the receipt and/or exercise of a Right.

(iv) Such individual, being otherwise an Eligible Employee under the foregoing items, shall have been selected by the Committee as a person to whom a Right or Rights shall be granted under the Plan.

Fair Market Value. With respect to the Corporation’s Common Stock, the market price per share of such Common Stock determined by the Committee, consistent with the requirements of Section 422 of the Code and to the extent consistent therewith, as follows, as of the date specified in the context within which such term is used:

(i) if the Common Stock is traded on a national securities exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date;

(ii) if the Common Stock is traded over-the-counter on the date in question and is classified as a national market issue, then the Fair Market Value will be equal to the last transaction price quoted by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), National Market System (“NMS”) prior to the date in question;

(iii) if the Common Stock was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value will be equal to the average of the last reported representative bid and asked prices quoted by the NASDAQ for such date; and

(iv) if none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Committee in good faith on such basis as it deems appropriate, subject to the approval of the Board. In such case, the Committee shall maintain a written record of its method of determining Fair Market Value.

ISO. Any Option that both (i) qualifies as an “incentive stock option” as defined in Section 422 of the Code, and (ii) is designated by the Committee as an ISO.

Non-Qualified Option. Any Option granted under Article III whether designated by the Committee as a Non-Qualified Option or otherwise, other than an Option designated by the Committee as an ISO, or any Option so designated but which, for any reason, fails to qualify as an ISO pursuant to Section 422 of the Code and the rules and regulations thereunder.

Option Agreement. The agreement between the Corporation and an Optionee with respect to Options granted to such Optionee, including such terms and provisions as are necessary or appropriate under Article III.

Options. ISOs and Non-Qualified Options are collectively referred to herein as “Options;” provided, however, whenever reference is specifically made only to ISOs or Non-Qualified Options, such reference shall be deemed to be made to the exclusion of the other.

Plan Pool. A total of 1,020,000 shares of authorized, but unissued, Common Stock, as adjusted pursuant to Section 2.3(b), which shall be available as Stock under this Plan.

Registration. The registration by the Corporation under the 1933 Act and applicable state “Blue Sky” and securities laws of this Plan, the offering of Rights under this Plan, the offering of Stock under this Plan, and/or the Stock acquirable under this Plan.

Repricing. The Company or the Committee (i) amending the terms of an outstanding Right to lower its exercise price; (ii) taking any other action that is treated as repricing under generally accepted accounting principles; or (iii) taking any other action that is treated as repricing under any applicable rule of the NASDAQ or any national securities exchange on which the Common Stock is listed or reported.

Restricted Stock. The Stock which a Holder shall be awarded with restrictions when, as, in the amounts and with the restrictions described in Article IV.

Restricted Stock Grant Agreement. The agreement between the Corporation and a Holder with respect to Rights to Restricted Stock, including such terms and provisions as are necessary or appropriate under Article IV.

Retirement. The termination of an Eligible Employee’s employment under conditions which would constitute “normal retirement” or “early retirement” under any tax qualified retirement plan maintained by the Corporation or a Subsidiary or the termination of an Eligible Employee’s employment after attaining age 65 (except in the case of a termination for Cause).

Rights. The rights to exercise, purchase or receive the Options, Restricted Stock, Units and SARs described herein.

Rights Agreement. An Option Agreement, a Restricted Stock Grant Agreement, a Unit Agreement or an SAR Agreement.

SAR. The Right of an SAR Recipient to receive cash when, as and in the amounts described in Article VI.

SAR Agreement. The agreement between the Corporation and an SAR Recipient with respect to the SAR awarded to the SAR Recipient, including such terms and conditions as are necessary or appropriate under Article VI.

SEC. The Securities and Exchange Commission.

Stock. The shares of Common Stock in the Plan Pool available for issuance pursuant to the valid exercise of a Right or on which the cash value of a Right is to be based.

Tax Withholding Liability. All federal and state income taxes, social security tax, and any other taxes applicable to the compensation income arising from the transaction required by applicable law to be withheld by the Corporation.

Transfer. The sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, loan, gift, attachment, levy upon, assignment for the benefit of creditors, or any other form of transfer of a share of Stock or of a Right, including (without limitation) any transfer by operation of law, by will or descent and distribution, by a qualified domestic relations order, property settlement or maintenance agreement, or by result of the bankruptcy laws.

Triggering Event. A “Triggering Event” shall mean (i) the termination of employment of an Eligible Employee by the Company or an Affiliate (or any successor thereof) other than on account of Death, Disability or Cause, (ii) the occurrence of a Constructive Termination or (iii) any failure by the Company (or a successor entity) to assume, replace, convert or otherwise continue any Rights in connection with the Change in Control (or another corporate transaction or other change affecting the Common Stock) on the same terms and conditions as applied immediately prior to such transaction, except for equitable adjustments to reflect changes in the Common Stock pursuant to Section 2.3(b) hereof.

Units. The Right of a Unit Recipient to receive a combination of cash and Stock as described in Article V.

Unit Agreement. The agreement between the Corporation and Unit Recipient with respect to the award of Units to the Unit Recipient, including such terms and conditions as are necessary or appropriate under Article V.

1933 Act. The Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

1934 Act. The Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

ARTICLE II

GENERAL

Section 2.1. Purpose.

The purposes of this Plan are (a) to encourage and motivate employees within specified job grade classifications to contribute to the successful performance of the Corporation and its Subsidiaries and the growth of the market value of the Corporation’s Common Stock; (b) to achieve a unity of purpose between such employees and shareholders by providing ownership opportunities, and, when viewed in conjunction with potential benefit plans for members of the Board and the Boards of Directors of some or all of the Subsidiaries, to achieve a unity of purpose between such employees and directors in the achievement of the Corporation’s primary long-term performance objectives; and (c) to retain such employees by rewarding them with potentially tax-advantageous future compensation. These objectives will be promoted through the granting of Rights to designated Eligible Employees pursuant to the terms of this Plan

Section 2.2. Administration.

(a) The Plan shall be administered by the Committee. Subject to the provisions of Rule 16b-3(d) under the 1934 Act, the Committee may designate any officers or employees of the Corporation or any Subsidiary to assist in the administration of the Plan, to execute documents on behalf of the Committee and to perform such other ministerial duties as may be delegated to them by the Committee.

(b) Subject to the provisions of the Plan, the determinations and the interpretation and construction of any provision of the Plan by the Committee shall be recommended to the Board for approval, and when so approved by the Board shall be final and conclusive upon persons affected thereby. By way of illustration and not of limitation, the Committee shall have the discretion, subject to the approval by the Board,

(i) to construe and interpret the Plan and all Rights granted hereunder and to determine the terms and provisions (and amendments thereof) of the Rights granted under the Plan (which need not be identical);

(ii) to define the terms used in the Plan and in the Rights granted hereunder;

(iii) to prescribe, amend and rescind the rules and regulations relating to the Plan;

(iv) to determine the Eligible Employees to whom and the time or times at which such Rights shall be granted, the time or times or event or events upon which such Rights shall vest and become exercisable, the number of shares of Stock, as and when applicable, to be subject to each Right, the exercise price(s) or, other relevant purchase price(s) or value(s) pertaining to a Right, and the determination of leaves of absence which may be granted to Eligible Employees without constituting a termination of their employment for the purposes of the Plan; and

(v) to make all other determinations and interpretations necessary or advisable for the administration of the Plan.

(c) Notwithstanding the foregoing, or any other provision of this Plan, the Committee will have no authority to determine any matters, or exercise any discretion, to the extent that the power to make such determinations or to exercise such discretion would cause the loss of exemption under Rule 16b-3 under the 1934 Act of any grant or award hereunder.

(d) It shall be in the discretion of the Committee, subject to approval by the Board, to grant Options to purchase shares of Stock which qualify as ISOs under the Code or which will be given tax treatment as Non-Qualified Options. Any Options granted which fail to satisfy the requirements for ISOs shall become Non-Qualified Options.

(e) The intent of the Corporation is to effect the Registration. In such event, the Corporation shall make available to Eligible Employees receiving Rights and/or shares of Stock in connection therewith all disclosure documents required under such federal and state laws. If such Registration shall not occur, the Committee shall be responsible for supplying the recipient of a Right and/or shares of Stock in connection therewith with such information about the Corporation as is contemplated by the federal and state securities laws in connection with exemptions from the registration requirements of such laws, as well as providing the recipient of a Right with the opportunity to ask questions and receive answers concerning the Corporation and the terms and conditions of the Rights granted under this Plan. In addition, if such Registration shall not occur, the Committee shall be responsible, subject to approval by the Board, for determining the maximum number of Eligible Employees and the suitability of particular persons to be Eligible Employees in order to comply with applicable federal and state securities statutes and regulations governing such exemptions.

(f) In determining the Eligible Employees to whom Rights may be granted and the number of shares of Stock to be covered by each Right, the Committee and the Board shall take into account the nature of the services rendered by such Eligible Employees, their present and potential contributions to the success of the Corporation and/or a Subsidiary and such other factors as the Committee and the Board shall deem relevant. An Eligible Employee who has been granted a Right under this Plan may be granted an additional Right or Rights under this Plan having the same or different terms and conditions if the Committee and the Board shall so determine. If pursuant to the terms of this Plan, or otherwise in connection with this Plan, it is necessary that the percentage of stock ownership of an Eligible Employee be determined, the ownership attribution provisions set forth in Section 424(d) of the Code shall be controlling.

(g) The granting of Rights pursuant to this Plan is in the exclusive discretion of the Board, and until the Board acts, no individual shall have any rights under this Plan. The terms of this Plan shall be interpreted in accordance with this intent.

(h) Notwithstanding anything to the contrary in this Plan, unless and except to the extent otherwise approved by the shareholders of the Corporation, Repricing of Rights granted under this Plan shall not be permitted.

Section 2.3. Stock Available For Rights.

(a) Shares of the Stock shall be subject to, or underlying, grants of Options, Restricted Stock, SARs and Units under this Plan. The total number of shares of Stock for which, or with respect to which, Rights may be granted (including the number of shares of Stock in respect of which SARs and Units may be granted) under this Plan shall be those designated in the Plan Pool. In the event that a Right granted under this Plan to any Eligible Employee expires or is terminated unexercised as to any shares of Stock covered thereby, such shares thereafter shall be deemed available in the Plan Pool for the granting of Rights under this Plan; provided, however, if the expiration or termination date of a Right is beyond the term of existence of this Plan as described in Section 7.3, then any shares of Stock covered by unexercised or terminated Rights shall not reactivate the existence of this Plan and therefore shall not be available for additional grants of Rights under this Plan.

(b) If the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of securities as a result of a stock split, reverse stock split, stock dividend, recapitalization, merger, share exchange acquisition, combination or reclassification, then appropriate proportionate adjustments will be made in: (i) the aggregate number and/or kind of shares of Stock in the Plan Pool that may be issued pursuant to the exercise of, or that are underlying, Rights granted hereunder; (ii) the exercise or other purchase price or value pertaining to, and the number and/or kind of shares of Stock called for with respect to, or underlying, each outstanding Right granted hereunder; and (iii) other rights and matters determined on a per share basis under this Plan or any Rights Agreement. Any such adjustments will be made only by the Committee, subject to approval by the Board, and when so approved will be effective, conclusive and binding for all purposes with respect to this Plan and all Rights then outstanding. No such adjustments will be required by reason of (i) the issuance or sale by the Corporation for cash of additional shares of its Common Stock or securities convertible into or exchangeable for shares of its Common Stock, or (ii) the issuance of shares of Common Stock in exchange for shares of the capital stock of any corporation, financial institution or other organization acquired by the Corporation or any Subsidiary in connection therewith.

(c) The grant of a Right pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

(d) No fractional shares of Stock shall be issued under this Plan for any adjustment under Section 2.3(b).

Section 2.4. Severable Provisions.

The Corporation intends that the provisions of each of Articles III, IV, V and VI, in each case together with Articles I, II and VII, shall each be deemed to be effective on an independent basis, and that if one or more of such Articles, or the operative provisions thereof, shall be deemed invalid, void or voidable, the remainder of such Articles shall continue in full force and effect.

Section 2.5. Compliance with Code Section 409A.

It is intended and anticipated that awards of Rights under the Plan will not be subject to the requirements of Code Section 409A because Rights generally will be payable as soon as administratively practicable after the Right becomes vested. However, to the extent that Code Section 409A does apply to an award, the Plan is intended to comply with Code Section 409A, and official guidance issued thereunder, and thus avoid the imposition of any excise tax and interest on any Eligible Employee pursuant to Code Section 409A(a)(1)(B). Notwithstanding any provision of the Plan to the contrary, the Plan shall be interpreted, operated and administered consistent with this intent, and any inconsistent provision of any Option Agreement, Restricted Stock Grant Agreement, Unit Agreement or SAR Agreement, as the case may be, shall be deemed to be modified accordingly as the Committee shall determine in its sole discretion and without further consent of the applicable Eligible Employee; provided that the Company shall have no liability whatsoever to any Eligible Employee or any other person in the event that any Right is determined to be subject to and not in compliance with Code Section 409A.

Section 2.6. Compliance with Rule 16b-3.

With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Plan or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee and the Board.

ARTICLE III

OPTIONS

Section 3.1. Grant of Options.

(a) The Company may grant Options to Eligible Employees as provided in this Article III. Options will be deemed granted pursuant to this Article III only upon (i) authorization by the Committee, and (ii) the approval of such grant by the Board. Options will not be deemed granted hereunder merely upon authorization of such grant by the Committee. Such grant shall be subsequently evidenced as soon as administratively practicable by the execution and delivery of an Option Agreement by the Eligible Employee optionee (the “Optionee”) and a duly authorized officer of the Company. The aggregate number of shares of Stock potentially acquirable under all Options granted shall not exceed the total number of shares of Stock remaining in the Plan Pool, less all shares of Stock potentially acquired under, or underlying, all other Rights outstanding under this Plan.

(b) Subject to approval by the Board, the Committee shall designate Options at the time a grant is authorized as either ISOs or Non-Qualified Options; provided that the Company shall have no liability whatsoever to any Eligible Employee or any other person in the event that any Option designated as an ISO fails to qualify as such at any time. In accordance with Section 422(d) of the Code, the aggregate Fair Market Value (determined as of the date an ISO is granted) of the shares of Stock as to which an ISO may first become exercisable by an Optionee in a particular calendar year (pursuant to Article III and all other plans of the Company and/or its Subsidiaries) may not exceed $100,000 (the “$100,000 Limitation”). If an Optionee is granted Options in excess of the $100,000 Limitation, or if such Options otherwise become exercisable with respect to a number of shares of Stock which would exceed the $100,000 Limitation, such excess Options shall be Non-Qualified Options.

Section 3.2. Exercise Price.

Subject to approval by the Board, the initial exercise price of each Option granted under this Plan (the “Exercise Price”) shall be determined by the Committee in its discretion; provided, however, that the Exercise Price of an Option shall not be less than the Fair Market Value of the Common Stock on the date of grant of the Option; and provided, further, that the Exercise Price of an ISO shall not be less than one hundred ten percent (110%) of such Fair Market Value in the case of any Eligible Employee who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of the capital stock of the Company within the meaning of Section 422(b)(6) of the Code (a “10% Shareholder”).

Section 3.3. Terms and Conditions of Options.

(a) All Options must be granted within ten (10) years of the Effective Date.

(b) The Committee, subject to the approval by the Board, may grant ISOs and Non-Qualified Options, either separately or jointly, to an Eligible Employee.

(c) Each grant of Options shall be evidenced by an Option Agreement in form and substance satisfactory to the Committee in its discretion, consistent with the provisions of this Article III.

(d) At the discretion of the Committee, an Optionee, as a condition to the granting of an Option, may be required to execute and deliver to the Company a confidential information agreement approved by the Committee.

(e) Nothing contained in Article III, any Option Agreement or in any other agreement executed in connection with the granting of an Option under this Article III will confer upon any Optionee any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries.

(f) Except as otherwise provided herein, each Option Agreement may specify the period or periods of time within which each Option or portion thereof will first become exercisable (the “Vesting Period”) with respect to the total number of shares of Stock acquirable thereunder and/or the event or events upon the occurrence of which each Option or portion thereof will first become exercisable (the “Vesting Event”). The Vesting Period and the Vesting Event will be fixed by the Committee in its discretion, and may be accelerated or shortened or modified or altered, as applicable, by the Committee in its discretion; provided, however, that the Vesting Period for any portion of each ISO shall be at least one (1) year from the date such Option was granted.

(g) Not less than one hundred (100) shares of Stock may be purchased at any one time through the exercise of an Option unless the number purchased is the total number at that time purchasable under all Options granted to the Optionee.

(h) An Optionee shall have no rights as a shareholder of the Company with respect to any shares of Stock covered by Options granted to the Optionee until payment in full of the Exercise Price by such Optionee for the shares being purchased, along with the Company’s Tax Withholding Liability with respect thereto. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Section 2.3(b).

(i) All shares of Stock obtained pursuant to an Option which qualifies as an ISO shall be held in escrow for a period which ends one (1) year and one (1) day after the issuance of such shares pursuant to the exercise of the ISO. Such shares of Stock shall be held by the Company or its designee. The Optionee who has exercised the ISO shall have all rights of a shareholder, including, but not limited to, the rights to vote, receive dividends and sell such shares. The sole purpose of the escrow is to inform the Company of a disqualifying disposition of the shares of Stock acquired within the meaning of Section 422 of the Code, and it shall be administered solely for this purpose.

Section 3.4. Exercise of Options.

(a) An Optionee must be an Eligible Employee at all times from the date of grant until the exercise of the Options granted, except as provided in Section 3.5(b).

(b) An Option may be exercised to the extent then exercisable (i) by giving written notice of exercise to the Company, specifying the number of full shares of Stock to be purchased and, if applicable, accompanied by full payment of the Exercise Price thereof and the amount of the Tax Withholding Liability pursuant to Section 3.4(c); and (ii) by giving assurances satisfactory to the Company that the shares of Stock to be purchased upon such exercise are being purchased for investment and not with a view to resale in connection with any distribution of such shares in violation of the 1933 Act; provided, however, that in the event of the prior occurrence of the Registration or in the event resale of such Stock without such Registration would otherwise be permissible, this second condition will be inoperative if, in the opinion of counsel for the Company, such condition is not required under the 1933 Act or any other applicable law, regulation or rule of any governmental agency.

(c) As a condition to the issuance of the shares of Stock upon full or partial exercise of a Non-Qualified Option, the Optionee will pay to the Company in cash, or in such other form as the Committee may determine in its discretion, the amount of the Company’s Tax Withholding Liability required in connection with such exercise.

(d) The Exercise Price of an Option shall be payable to the Company either (i) in United States dollars, in cash or by check, or money order payable to the order of the Company, or (ii) at the discretion of the Committee and the Board, through the delivery of shares of the Stock owned by the Optionee (including, if the Committee so permits, a portion of the shares of Stock as to which the Option is then being exercised) with a Fair Market Value as of the date of delivery equal to the Exercise Price, or (iii) at the discretion of the Committee and the Board, by a combination of (i) and (ii) above. No shares of Stock shall be delivered until full payment has been made.

Section 3.5. Term and Termination of Option.

(a) Subject to approval by the Board, the Committee shall determine, and each Option Agreement shall state, the expiration date or dates of each Option, but such expiration date shall be not later than ten (10) years after the date such Option was granted (the “Option Period”). In the event an ISO is granted to a 10% Shareholder, the expiration date or dates of each Option Period shall be not later than five (5) years after the date such Option is granted. Subject to approval by the Board, the Committee may extend the expiration date or dates of an Option Period of any Non-Qualified Option after such date was originally set; provided, however, that such expiration date may not exceed the maximum expiration date described in this Section 3.5(a).

(b) To the extent not previously exercised, each Option will terminate upon the expiration of the Option Period specified in the Option Agreement; provided, however, that, subject to the provisions of Section 3.5(a), each ISO will terminate upon the earlier of: (i) three (3) months after the date that the Optionee ceases to be an Eligible Employee for any reason, other than by reason of Death, Disability or Cause; (ii) one (1) year after the date that the Optionee ceases to be an Eligible Employee by reason of Disability; or (iii) immediately as of the date that the Optionee ceases to be an Eligible Employee by reason of a termination for Cause. The Committee may, subject to approval by the Board, specify other events that will result in the termination of an ISO (including, without limitation, termination of employment by reason of Death). In the case of Non-Qualified Options, the Committee shall have discretion, subject to approval by the Board, to specify what, if any, events will terminate the Option prior to the expiration of the Option Period.

Section 3.6. Restrictions On Transfer.

An Option granted under Article III may not be Transferred except by will or the laws of descent and distribution and, during the lifetime of the Optionee to whom it was granted, may be exercised only by such Optionee.

Section 3.7. Stock Certificates.

Certificates representing the Stock issued pursuant to the exercise of Options will bear all legends required by law and necessary to effectuate the provisions hereof. The Company may place a “stop transfer” order against such shares of Stock until all restrictions and conditions set forth in this Article III, the applicable Option Agreement and the legends referred to in this Section 3.7 have been complied with.

Section 3.8. Amendment and Discontinuance.

The Board may amend, suspend or discontinue the provisions of this Article III at any time or from time to time; provided, however, that no action of the Board will cause ISOs granted under this Plan not to comply with Section 422 of the Code unless the Board specifically declares such action to be made for that purpose; and, provided, further, that no such action may, without the approval of the shareholders of the Company, materially increase (other than by reason of an adjustment pursuant to Section 2.3(b) hereof) the maximum aggregate number of shares of Stock in the Plan Pool, materially increase the benefits accruing to Eligible Employees or materially modify eligibility requirements for participation under this Article III. Moreover, but expressly subject to Section 2.5 hereof, no such action may alter or impair any Option previously granted under this Article III without the consent of the applicable Optionee.

ARTICLE IV

RESTRICTED STOCK GRANTS

Section 4.1 Grants of Restricted Stock.

(a) The Company may issue Restricted Stock to Eligible Employees as provided in this Article IV. Restricted Stock will be deemed issued only upon (i) authorization by the Committee, (ii) approval by the Board, and (iii) the execution and delivery of a Restricted Stock Grant Agreement by the Eligible Employee to whom such Restricted Stock is to be issued (the “Holder”) and a duly authorized officer of the Company. Restricted Stock will not be deemed to have been issued merely upon authorization by the Committee and/or approval by the Board.

(b) Each issuance of Restricted Stock pursuant to this Article IV will be evidenced by a Restricted Stock Grant Agreement between the Company and the Holder in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article IV. Each Restricted Stock Grant Agreement will specify the purchase price per share, if any, paid by the Holder for the Restricted Stock, such amount to be fixed by the Committee and the Board.

(c) Without limiting the foregoing, and as determined by the Committee and the Board, each Restricted Stock Grant Agreement shall set forth the terms and conditions of any forfeiture provisions regarding the Restricted Stock as well as provisions addressing voting rights, dividends, and the escrowing of the Restricted Stock during the period prior to the expiration of such forfeiture provisions.

(d) At the discretion of the Committee, the Holder, as a condition to such issuance, may be required (i) to execute and deliver to the Company a confidential information agreement approved by the Committee, and/or (ii) to pay to the Corporation in cash, or in such other form as the Committee may determine in its discretion, the amount of the Corporation’s Tax Withholding Liability required in connection with such issuance.

(e) Nothing contained in this Article IV, any Restricted Stock Grant Agreement or in any other agreement executed in connection with the issuance of Restricted Stock under this Article IV will confer upon any holder any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries.

Section 4.2. Restrictions on Transfer of Restricted Stock.

(a) Shares of Restricted Stock acquired by a Holder may be Transferred only in accordance with the specific limitations on the Transfer of Restricted Stock imposed pursuant to the applicable Restricted Stock Grant Agreement, by applicable state or federal securities laws, or as set forth below, and subject to certain undertakings of the transferee set forth in Section 4.2(c). All Transfers of Restricted Stock not meeting the conditions set forth in this Section 4.2(a) are expressly prohibited.

(b) Any prohibited Transfer of Restricted Stock is void and of no effect. Should such a Transfer purport to occur, the Company may refuse to carry out the Transfer on its books, attempt to set aside the Transfer, enforce any undertaking or right under this Section 4.2(b), and/or exercise any other legal or equitable remedy.

(c) Any Transfer of Restricted Stock that would otherwise be permitted under the terms of this Plan is prohibited unless the transferee executes such documents as the Company may reasonably require to ensure the

Company’s rights under a Restricted Stock Grant Agreement and this Article IV are adequately protected with respect to the Restricted Stock so Transferred. Such documents may include, without limitation, an agreement by the transferee to be bound by all of the terms of this Plan applicable to Restricted Stock and of the applicable Restricted Stock Grant Agreement, as if the transferee were the original Holder of such Restricted Stock.

(d) To facilitate the enforcement of the restrictions on Transfer set forth in this Article IV, the Committee may, at its discretion, require the Holder of shares of Restricted Stock to deliver the certificate(s) for such shares with a stock power executed in blank by the Holder and the Holder’s spouse, to the corporate secretary of the Company or his or her designee, and the Company may hold said certificate(s) and stock power(s) in escrow and take all such actions as are necessary to insure that all Transfers and/or releases are made in accordance with the terms of this Plan. The certificates may be held in escrow so long as the shares of Restricted Stock whose ownership they evidence are subject to any restriction on Transfer under this Article IV or under a Restricted Stock Grant Agreement. Each Holder acknowledges that the corporate secretary of the Company (or his or her designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to the issuance of shares of Restricted Stock under this Article IV, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to any party to a Restricted Stock Grant Agreement (or to any other party) for any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.

Section 4.3. Compliance with Law.

Notwithstanding any other provision of this Article IV, Restricted Stock may be issued pursuant to this Article IV only after there has been compliance with all applicable federal and state securities laws, and such issuance will be subject to this overriding condition. The Company may include shares of Restricted Stock in a Registration, but will not be required to register or qualify Restricted Stock with the SEC or any state agency, except that the Company will register with, or as required by local law, file for and secure an exemption from such registration requirements from, the applicable securities administrator and other officials of each jurisdiction in which an Eligible Employee would be issued Restricted Stock hereunder prior to such issuance.

Section 4.4. Stock Certificates.

Certificates representing the Restricted Stock issued pursuant to this Article IV will bear all legends required by law and necessary to effectuate the provisions hereof. The Company may place a “stop transfer” order against shares of Restricted Stock until all restrictions and conditions set forth in this Article IV, the applicable Restricted Stock Grant Agreement and the legends referred to in this Section 4.4 have been complied with.

Section 4.5. Market Standoff.

To the extent requested by the Company and any underwriter of securities of the Company in connection with a firm commitment underwriting, no Holder of any shares of Restricted Stock will Transfer any such shares not included in such underwriting, or not previously registered in a Registration, during the one hundred twenty (120) day period following the effective date of the registration statement filed with the SEC under the 1933 Act in connection with such offering.

Section 4.6. Amendment and Discontinuance.

The Board may amend, suspend or discontinue this Article IV at any time or from time to time; provided, however, that no such action of the Board shall alter or impair any rights previously granted to Holders under this Article IV without the consent of such affected Holders; and provided, further, that no such action may, without the approval of the Company’s shareholders, materially increase (other than by reason of an adjustment pursuant to Section 2.3(b) hereof) the maximum aggregate number of shares of Stock in the Plan Pool, materially increase the benefits accruing to Eligible Employees under this Article IV or materially modify the requirements as to eligibility for participation under this Article IV. Moreover, but expressly subject to Section 2.5 hereof, no such action may alter or impair any Restricted Stock previously granted under this Article IV without the consent of the applicable Holder.

ARTICLE V

LONG-TERM INCENTIVE COMPENSATION UNITS

Section 5.1. Awards of Units.

(a) The Company may grant awards of Units to Eligible Employees as provided in this Article V. Units will be deemed granted only upon (i) authorization by the Committee, (ii) approval by the Board, and (iii) the execution and delivery of a Unit Agreement by the Eligible Employee to whom Units are to be granted (a “Unit Recipient”) and an authorized officer of the Company. Units will not be deemed granted merely upon authorization by the Committee and/or approval by the Board. Units may be granted in each of the years 2005 through 2012 in such amounts and to such Unit Recipients as the Committee may determine, subject to approval by the Board and to the limitation in Section 5.2 below.

(b) Each grant of Units pursuant to this Article V will be evidenced by a Unit Agreement between the Company and the Unit Recipient in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article V.

(c) Except as otherwise provided herein, Units will be distributed only after the end of a performance period of two (2) or more years (“Performance Period”) beginning with the year in which such Units were awarded. The Performance Period shall be set by the Committee and the Board for each year’s awards.

(d) The percentage of the Units awarded under this Section 5.1 or credited pursuant to Section 5.5 that will be distributed to Unit Recipients shall depend on the levels of financial performance and other performance objectives achieved during each year of the Performance Period; provided, however, that the Committee may, subject to approval of the Board, adopt one or more performance categories or eliminate all performance categories other than financial performance. Financial performance shall be based on the consolidated results of the Company and its Subsidiaries prepared on the same basis as the financial statements published for financial reporting purposes and determined in accordance with Section 5.1(e) below. Other performance categories adopted by the Committee shall be based on measurements of performance as the Committee shall deem appropriate.

(e) Distributions of Units awarded will be based on the Company’s financial performance with results from other performance categories applied as a factor, not exceeding one (1), against financial results. The annual financial and other performance results will be averaged over the Performance Period and translated into percentage factors according to graduated criteria established by the Committee, subject to approval of the Board, for the entire Performance Period. The resulting percentage factors shall determine the percentage of Units to be distributed. No distributions of Units, based on financial performance and other performance, shall be made if a minimum average percentage of the applicable measurement of performance, to be established by the Committee and approved by the Board, is not achieved for the Performance Period. The performance levels achieved for each Performance Period and percentage of Units to be distributed shall be conclusively determined by the Committee, subject to approval by the Board.

(f) The percentage of Units awarded which Unit Recipients become entitled to receive based on the levels of performance (including those Units credited under Section 5.5) will be determined as soon as practicable after each Performance Period and are called “Retained Units.”

(g) As soon as practical after determination of the number of Retained Units, such Retained Units shall be distributed in the form of a combination of shares and cash in the relative percentages as between the two as determined by the Committee, subject to approval by the Board. The Units awarded, but which Unit Recipients do not become entitled to receive, shall be canceled.

(h) Notwithstanding any other provision in this Article V, the Committee, if it determines that it is necessary or advisable under the circumstances, may, subject to approval by the Board, adopt rules pursuant to which Eligible Employees by virtue of hire, or promotion or upgrade to a higher job grade classification, or special individual circumstances, may be granted the total award of Units or any portion thereof, with respect to one or more Performance Periods that began in prior years and at the time of the awards have not yet been completed.

Section 5.2. Limitations.

The aggregate number of shares of Stock potentially distributable under all Units granted, including those Units credited pursuant to Section 5.5, shall not exceed the total number of shares of Stock remaining in the Plan Pool, less all shares of Stock potentially acquirable under, or underlying, all other Rights outstanding under this Plan.

Section 5.3. Terms and Conditions.

(a) All awards of Units must be made within ten (10) years of the Effective Date.

(b) At the discretion of the Committee and the Board, a Unit Recipient, as a condition to the award of Units, may be required to execute and deliver to the Company a confidential information agreement approved by the Committee.

(c) Nothing contained in this Article V, any Unit Agreement or in any other agreement executed in connection with the award of Units under this Article V will confer upon any Unit Recipient any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries.

(d) A Unit Recipient shall have no rights as a shareholder of the Company with respect to any Units until the distribution of shares of Stock in connection therewith. No adjustment shall be made in the number of Units for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Sections 2.3(b) and 5.6.

Section 5.4. Special Distribution Rules.

(a) Except as otherwise provided in this Section 5.4, a Unit Recipient must be an Eligible Employee from the date a Unit is awarded to him or her continuously through and including the date of distribution of such Unit.

(b) In case of the Death or Disability of a Unit Recipient prior to the end of any Performance Period, the number of Units awarded to the Unit Recipient for such Performance Period shall be reduced pro rata based on the number of months remaining in the Performance Period after the month of Death or Disability. The remaining Units, reduced in the discretion of the Committee and the Board to the percentage indicated by the levels of performance achieved prior to the date of Death or Disability, if any, shall be distributed within a reasonable time after Death or Disability. All other Units awarded to the Unit Recipient for such Performance Period shall be canceled.

(c) If a Unit Recipient enters into Retirement prior to the end of any Performance Period, the Units awarded to such Unit Recipient under this Article V and not yet distributed shall be prorated to the end of the year in which such Retirement occurs and distributed at the end of the Performance Period based upon the Company’s performance for such period.

(d) In the event of the termination of the Unit Recipient’s status as an Eligible Employee prior to the end of any Performance Period for any reason other than Death, Disability or Retirement, all Units awarded to the Unit Recipient with respect to any such Performance Period shall be immediately forfeited and canceled.

(e) Upon a Unit Recipient’s promotion to a higher job grade classification, the Committee and the Board may award to the Unit Recipient the total Units, or any portion thereof, which are associated with the higher job grade classification for the then current Performance Period.

Notwithstanding any other provision of this Plan, the Committee and the Board may reduce or eliminate awards to a Unit Recipient who has been demoted to a lower job grade classification, and where circumstances warrant, may permit continued participation, proration or early distribution, or a combination thereof, of awards which would otherwise be canceled.

Section 5.5. Dividend Equivalent Units.

On each record date for dividends on the Common Stock, an amount equal to the dividend payable on one share of Common Stock will be determined and credited (the “Dividend Equivalent Credit”) on the payment date to each Unit Recipient’s account for each Unit which has been awarded to the Unit Recipient and not distributed or canceled. Such amount will be converted within the account to an additional number of Units equal to the number of shares of Common Stock that could be purchased at Fair Market Value on such dividend payment date. These Units will be treated for purposes of this Article V in the same manner as those Units granted pursuant to Section 5.1.

Section 5.6. Adjustments.

In addition to the provisions of Section 2.3(b), if an extraordinary change occurs during a Performance Period which significantly alters the basis upon which the performance levels were established under Section 5.1 for that Performance Period, to avoid distortion in the operation of this Article V, but subject to Section 5.2, the Committee may, subject to approval by the Board, make adjustments in such performance levels to preserve the incentive features of this Article V, whether before or after the end of the Performance Period, to the extent it deems appropriate in its sole discretion, which adjustments shall be conclusive and binding upon all parties concerned. Such changes may include, without limitation, adoption of, or changes in, accounting practices, tax laws and regulatory or other laws or regulations; economic changes not in the ordinary course of business cycles; or compliance with judicial decrees or other legal authorities.

Section 5.7. Other Conditions.

(a) No person shall have any claim to be granted an award of Units under this Article V and there is no obligation for uniformity of treatment of Eligible Employees or Unit Recipients under this Article V.

(b) The Company shall have the right to deduct from any distribution or payment in cash under this Article V, and the Unit Recipient or other person receiving shares of Stock under this Article V shall be required to pay to the Company, any Tax Withholding Liability. The number of shares of Stock to be distributed to any individual Unit Recipient may be reduced by the number of shares of Stock, the Fair Market Value of which on the Distribution Date (as defined in Section 5.7(d) below) is equivalent to the cash necessary to pay any Tax Withholding Liability, where the cash to be distributed is not sufficient to pay such Tax Withholding Liability, or the Unit Recipient may deliver to the Company cash sufficient to pay such Tax Withholding Liability.

(c) Any distribution of shares of Stock under this Article V may be delayed until the requirements of any applicable laws or regulations, and any stock exchange or NASDAQ-NMS requirements, are satisfied. The shares of Stock distributed under this Article V shall be subject to such restrictions and conditions on disposition as counsel for the Company shall determine to be desirable or necessary under applicable law.

(d) For the purpose of distribution of Units in cash, the value of a Unit shall be the Fair Market Value on the Distribution Date. Except as otherwise determined by the Committee, the “Distribution Date” shall be March 15th in the year of distribution (or, if such date does not constitute a business day, the immediately preceding business day), except that in the case of special distributions the Distribution Date shall be the first business day of the month in which the Committee and the Board determine the amount and form of the distribution.

(e) Notwithstanding any other provision of this Article V, no Dividend Equivalent Credits shall be made and no distributions of Units shall be made if at the time a Dividend Equivalent Credit or distribution would otherwise have been made:

(i) The regular quarterly dividend on the Common Stock has been omitted and not subsequently paid or there exists any default in payment of dividends on any such outstanding shares of capital stock of the Corporation;

(ii) The rate of dividends on the Common Stock is lower than at the time the Units to which the Dividend Equivalent Credit relates were awarded, adjusted for any change of the type referred to in Section 2.3(b);

(iii) Estimated consolidated net income of the Corporation for the twelve (12) month period preceding the month the Dividend Equivalent Credit or distribution would otherwise have been made is less than the sum of the amount of the Dividend Equivalent Credits and Units eligible for distribution under this Article V in that month plus all dividends applicable to such period on an accrual basis, either paid, declared or accrued at the most recently paid rate, on all outstanding shares of Common Stock; or

(iv) The Dividend Equivalent Credit or distribution would result in a default in any agreement by which the Corporation is bound.

(f) In the event net income available under Section 5.7(e) above for Dividend Equivalent Credits and awards eligible for distribution under this Article V is sufficient to cover part but not all of such amounts, the following order shall be applied in making payments: (i) Dividend Equivalent Credits, and then (ii) Units eligible for distribution under this Article V.

Section 5.8. Designation of Beneficiaries.

A Unit Recipient may designate a beneficiary or beneficiaries to receive all or part of the Stock and/or cash to be distributed to the Unit Recipient under this Article V in case of Death. A designation of beneficiary may be replaced by a new designation or may be revoked by the Unit Recipient at any time. A designation or revocation shall be on a form to be provided for that purpose and shall be signed by the Unit Recipient and delivered to the Corporation prior to the Unit Recipient’s Death. In case of the Unit Recipient’s Death, any amounts to be distributed to the Unit Recipient under this Article V with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed in accordance with this Article V to the designated beneficiary or beneficiaries. The amount distributable to a Unit Recipient upon Death and not subject to such a designation shall be distributed to the Unit recipient estate. If there shall be any question as to the legal right of any beneficiary to receive a distribution under this Article V, the amount in question may be paid to the estate of the Unit Recipient, in which event the Corporation shall have no further liability to anyone with respect to such amount.

Section 5.9. Restrictions on Transfer.

Units granted under Article V may not be Transferred, except as provided in Section 5.8, and, during the lifetime of the Unit Recipient to whom Units were awarded, cash and stock receivable with respect to Units may be received only by such Unit Recipient.

Section 5.10. Amendment and Discontinuance.

No award of Units may be granted under this Article V after December 31, 2012. The Board may amend, suspend or discontinue the provisions of this Article V at any time or from time to time; provided, however, that no such action may, without the approval of the shareholders of the Corporation, materially increase (other than by reason of an adjustment pursuant to Section 2.3(b) hereof) the maximum number of shares of Stock in the Plan Pool, materially increase the benefits accruing to Eligible Employees under this Article V or materially modify the eligibility requirements for participation under this Article V. Moreover, but expressly subject to Section 2.5 hereof, no such action may alter or impair any Unit previously granted under this Article V without the consent of the applicable Unit recipient.

ARTICLE VI

STOCK APPRECIATION RIGHTS

Section 6.1. Grants of SARs.

(a) The Corporation may grant SARs under this Article VI. SARs will be deemed granted only upon (i) authorization by the Committee, (ii) approval by the Board, and (iii) the execution and delivery of a SAR Agreement by the Eligible Employee to whom the SARs are to be granted (the “SAR Recipient”) and a duly authorized officer of the Corporation. SARs will not be deemed granted merely upon authorization by the Committee. The aggregate number of shares of Stock which shall underlie SARs granted hereunder shall not exceed the total number of shares of Stock remaining in the Plan Pool, less all shares of Stock potentially acquirable under or underlying all other Rights outstanding under this Plan.

(b) Each grant of SARs pursuant to this Article VI shall be evidenced by a SAR Agreement between the Corporation and the SAR Recipient, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article VI.

Section 6.2. Terms and Conditions of SARs.

(a) All SARs must be granted within ten (10) years of the Effective Date.

(b) Each SAR issued pursuant to this Article VI shall have an initial base value (the “Base Value”) equal to the Fair Market Value of a share of Common Stock on the date of issuance of the SAR.

(c) At the discretion of the Committee and the Board, a SAR Recipient, as a condition to the granting of a SAR, may be required to execute and deliver to the Corporation a confidential information agreement approved by the Committee.

(d) Nothing contained in this Article VI, any SAR Agreement or in any other agreement executed in connection with the granting of a SAR under this Article VI will confer upon any SAR Recipient any right with respect to the continuation of his or her status as an employee of the Corporation or any of its Subsidiaries.

(e) Except as otherwise provided herein, each SAR Agreement may specify the period or periods of time within which each SAR or portion thereof will first become exercisable (the “SAR Vesting Period”). Such SAR Vesting Periods will be fixed by the Committee, subject to approval by the Board, and may be accelerated or shortened by the Committee, subject to approval by the Board.

(f) SARs relating to no less than one hundred (100) shares of Stock may be exercised at any one time unless the number exercised is the total number at that time exercisable under all SARs granted to the SAR Recipient.

(g) A SAR Recipient shall have no rights as a shareholder of the Corporation with respect to any shares of Stock underlying such SAR. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Section 2.3(b).

Section 6.3. Restrictions On Transfer of SARs.

SARs granted under this Article VI may not be Transferred, except as provided in Section 6.7, and during the lifetime of the SAR Recipient to whom it was granted, may be exercised only by such SAR Recipient.

Section 6.4. Exercise of SARs.

(a) A SAR Recipient (or his or her executors or administrators, or heirs or legatees) shall exercise a SAR by giving written notice of such exercise to the Corporation. SARs may be exercised only upon the completion of the SAR Vesting Period, if any, applicable to such SAR (the date such notice is received by the Corporation being referred to herein as the “SAR Exercise Date”).

(b) Within ten (10) business days of the SAR Exercise Date applicable to a SAR exercised in accordance with Section 6.4(a), the SAR Recipient shall be paid in cash the difference between the Base Value of such SAR and the Fair Market Value of the Common Stock as of the SAR Exercise Date, as such difference is reduced by the Company’s Tax Withholding Liability arising from such exercise.

Section 6.5. Termination of SARs.

Subject to approval by the Board, the Committee shall determine, and each SAR Agreement shall state, the expiration date or dates of each SAR, but such expiration date shall be not later than ten (10) years after the date such SAR is granted (the “SAR Period”). Subject to approval by the Board, the Committee may extend the expiration date or dates of a SAR Period after such date was originally set; provided, however, such expiration date may not exceed the maximum expiration date described in this Section 6.5(a).

Section 6.6. Designation of Beneficiaries.

A SAR Recipient may designate a beneficiary or beneficiaries to receive all or part of the cash to be paid to the SAR Recipient under this Article VI in case of Death. A designation of beneficiary may be replaced by a new designation or may be revoked by the SAR Recipient at any time. A designation or revocation shall be on a form to be provided for that purpose and shall be signed by the SAR Recipient and delivered to the Corporation prior to the SAR Recipient’s Death. In case of the SAR Recipient’s Death, the amounts to be distributed to the SAR Recipient under this Article VI with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed in accordance with this Article VI to the designated beneficiary or beneficiaries. The amount distributable to a SAR Recipient upon Death and not subject to such a designation shall be distributed to the SAR Recipient’s estate. If there shall be any question as to the legal right of any beneficiary to receive a distribution under this Article VI, the amount in question may be paid to the estate of the SAR Recipient in which event the Corporation shall have no further liability to anyone with respect to such amount.

Section 6.7. Amendment and Discontinuance.

The Board may amend, suspend or discontinue the provisions of this Article VI at any time or from time to time provided that no action of the Board may, without the approval of the shareholders of the Corporation materially increase (other than by reason of an adjustment pursuant to Section 2.3(b) hereof) the maximum aggregate number of shares of Stock in the Plan Pool, materially increase the benefits accruing to Eligible Employees or materially modify eligibility requirements for participation under this Article VI. Moreover, but expressly subject to Section 2.5 hereof, no such action may alter or impair any SAR previously granted under this Article VI without the consent of the applicable SAR Recipient.

ARTICLE VII

MISCELLANEOUS

Section 7.1. Effect of Change in Control.

Except to the extent a Rights Agreement provides for a different result (in which case the Rights Agreement will govern and this Section 7.1 shall not be applicable), notwithstanding anything elsewhere in the Plan or any rules adopted by the Committee pursuant to the Plan to the contrary, if a Triggering Event shall occur within the 12-month period beginning with a Change in Control of the Company, then, effective immediately prior to such Triggering Event, (i) each outstanding Option and SAR, to the extent that it shall not otherwise have become vested and exercisable, shall automatically become fully and immediately vested and exercisable, without regard to any otherwise applicable vesting requirement, (ii) all Restricted Stock shall become fully and immediately vested and all forfeiture and transfer restrictions thereon shall lapse, and (iii) each outstanding Unit shall become immediately and fully vested and payable.

Section 7.2. Excise Tax Limit and Million Dollar Deduction Limit.

(a) (i) Notwithstanding anything contained herein to the contrary, in the event that the vesting of Rights, together with all other payments and the value of any benefit received or to be received by an Eligible Employee hereunder and under any other plan or agreement of the Company (collectively, the “Payments”), would be subject to the excise tax (the “Excise Tax”) imposed under Section 4999 of the Code, or would be nondeductible by the Company pursuant to Section 280G of the Code, such Payments shall be reduced (but not below zero) if and to the extent necessary so that no portion of any Payment to be made or benefit to be provided to such Eligible Employee shall be subject to the Excise Tax or shall be nondeductible by the Company pursuant to Section 280G of the Code (such reduced amount is hereinafter referred to as the “Limited Payment Amount”). Unless such Eligible Employee shall have given prior written notice specifying a different order to the Company to effectuate the Limited Payment Amount, the Company shall reduce or eliminate the Payments by first reducing or eliminating those payments or benefits which are not payable in cash and then by reducing or eliminating cash payments, in each case in reverse order beginning with payments or benefits which are to be paid the farthest in time from the Determination (as hereinafter defined). Any notice given by such Eligible Employee pursuant to the preceding sentence shall take precedence over the provisions of any other plan, arrangement or agreement governing such Eligible Employee’s rights and entitlements to any benefits or compensation.

(ii) An initial determination as to whether the Payments shall be reduced to the Limited Payment Amount pursuant to the Code and the amount of such Limited Payment Amount shall be made by an accounting firm at the Company’s expense selected by the Company which is designated as one of the four largest accounting firms in the United States (the “Accounting Firm”). The Accounting Firm shall provide its determination (the “Determination”), together with detailed supporting calculations and documentation, to the Company and the Eligible Employee, and if the Accounting Firm determines that no Excise Tax is payable by such Eligible Employee with respect to a Payment or Payments, it shall furnish such Eligible Employee with an opinion reasonably acceptable to such Eligible Employee that no Excise Tax will be imposed with respect to any such Payment or Payments. Within ten (10) days of the delivery of the Determination to such Eligible Employee, the Eligible Employee shall have the right to dispute the Determination (the “Dispute”). If there is no Dispute, the Determination shall be binding, final and conclusive upon the Company and the Eligible Employee, subject to the application of Section 7.2(a)(iii) below.

(iii) As a result of the uncertainty in the application of Sections 4999 and 280G of the Code, it is possible that the Payments to be made to, or provided for the benefit of, the Eligible Employee either have been made or will not be made by the Company which, in either case, will be inconsistent with the limitations provided in Section 7.2(a)(i) hereof (hereinafter referred to as an “Excess Payment” or “Underpayment”, respectively). If it is established pursuant to a final determination of a court or an Internal

Revenue Service (the “IRS”) proceeding which has been finally and conclusively resolved that an Excess Payment has been made, such Excess Payment shall be deemed for all purposes to be a loan to the Eligible Employee made on the date the Eligible Employee received the Excess Payment, and such Eligible Employee shall repay the Excess Payment to the Company on demand (but not less than ten (10) days after written notice is received by the Eligible Employee), together with interest on the Excess Payment at the “Applicable Federal Rate” (as defined in Section 1274(d) of the Code) from the date of the Eligible Employee’s receipt of such Excess Payment until the date of such repayment. In the event that it is determined (A) by the Accounting Firm, the Company (which shall include the position taken by the Company, or together with its consolidated group, on its federal income tax return) or the IRS; (B) pursuant to a determination by a court; or (C) upon the resolution of the Dispute to the Eligible Employee’s satisfaction, that an Underpayment has occurred, the Company shall pay an amount equal to the Underpayment to the Eligible Employee within ten (10) days of such determination or resolution, together with interest on such amount at the Applicable Federal Rate from the date such amount would have been paid to the Eligible Employee until the date of payment.

(b) (i) Notwithstanding anything contained herein to the contrary, if any portion of the Payments to be made or benefit to be provided to an Eligible Employee would be nondeductible by the Company pursuant to Section 162(m) of the Code, then the Payments to be made to such Eligible Employee in any taxable year of the Company shall be reduced (but not below zero) if and to the extent necessary so that no portion of any Payment to be made or benefit to be provided to such Eligible Employee in such taxable year of the Company shall be nondeductible by the Company pursuant to Section 162(m) of the Code. The amount by which any Payment is reduced pursuant to the immediately preceding sentence, together with interest thereon at the Applicable Federal Rate, shall be paid by the Company to such Eligible Employee on or before the fifth business day of the immediately succeeding taxable year of the Company, subject to the application of the limitations of the immediately preceding sentence and this Section 7.2(b)(i). Unless such Eligible Employee shall have given prior written notice specifying a different order to the Company to effectuate this Section 7.2(b)(i), the Company shall reduce or eliminate the Payments in any one taxable year of the Company by first reducing or eliminating those payments or benefits which are not payable in cash and then by reducing or eliminating cash payments, in each case in reverse order beginning with payments or benefits which are to be paid the farthest in time from the Section 162(m) Determination (as hereinafter defined). Any notice given by such Eligible Employee pursuant to the immediately preceding sentence shall take precedence over the provisions of any other plan, arrangement or agreement governing such Eligible Employee’s rights and entitlements to any benefits or compensation.

(ii) The determination as to whether the Payments shall be reduced pursuant to Section 7.2(b)(i) hereof and the amount of the Payments to be made in each taxable year after the application of Section 7.2(b)(i) hereof shall be made by the Accounting Firm at the Company’s expense. The Accounting Firm shall provide its determination (the “Section 162(m) Determination”), together with detailed supporting calculations and documentation to the Company and the Eligible Employee. The Section 162(m) Determination shall be binding, final and conclusive upon the Company and such Eligible Employee.

Section 7.3. Application of Funds.

The proceeds received by the Corporation from the sale of Stock pursuant to the exercise of Rights will be used for general corporate purposes.

Section 7.4. No Obligation to Exercise Right.

The granting of a Right shall impose no obligation upon the recipient to exercise such Right.

Section 7.5. Term of Plan.

Except as otherwise specifically provided herein, Rights may be granted pursuant to this Plan from time to time within ten (10) years from the Effective Date.

Section 7.6. Captions and Headings; Gender and Number; Interpretation.

Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, and are not a part of, and shall not serve as a basis for interpretation or construction of, this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate. As used herein, the conjunction “and/or” means one or the other or both, or any one or more or all, of the things or individuals or entities with respect to which the conjunction is used.

Section 7.7. Expenses of Administration of Plan.

All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or by one or more Subsidiaries. The Corporation shall also indemnify, defend and hold each member of the Committee and the Board harmless against all claims, expenses and liabilities arising out of or related to the exercise of the powers of the Committee and the Board and the discharge of the duties of the Committee and the Board hereunder.

Section 7.8. Governing Law.

Without regard to the principles of conflicts of laws, the laws of the State of Georgia shall govern and control the validity, interpretation, performance and enforcement of this Plan.

Section 7.9. Plan Controls.

A copy of this Plan, and any amendments thereto, shall be maintained by the corporate secretary of the Corporation and shall be shown to any proper person making inquiry with respect thereto. In the event of any conflict between this Plan and the applicable Option Agreement, Restricted Stock Grant Agreement, Unit Agreement, or SAR Agreement, as the case may be, the Plan shall control and such agreement shall be deemed to be modified accordingly as the Committee shall determine in its sole discretion and without further consent of the applicable Eligible Employee.

* * * * *

ABC Bancorp

24 Second Avenue, S.E.

Moultrie, Georgia 31768

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Kenneth J. Hunnicutt and Doyle Weltzbarker, and each of them, with full power of substitution, the proxies and attorneys of the undersigned at the Annual Meeting of Shareholders (the “Annual Meeting”) of ABC Bancorp (the “Company”) to be held on Tuesday, May 17, 2005, at the principal offices of the Company, located at 24 Second Avenue, S.E., Moultrie, Georgia, at 4:15 p.m., local time, and at any adjournment or postponement thereof, and hereby authorizes them to vote as designated below at the Annual Meeting all the shares of common stock of the Company held of record by the undersigned as of March 8, 2005. The undersigned hereby acknowledges receipt of the Annual Report of the Company for the fiscal year ended December 31, 2004, and the Notice of Annual Meeting and Proxy Statement of the Company for the Annual Meeting.

I.    Election of the following nominees to the Board of Directors:

☐ FOR all nominees listed below (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY to vote for all nominees listed below

Class II (Three-Year-Term)

J. Raymond Fulp                Robert P. Lynch                Henry C. Wortman                Brooks Sheldon

Class III (One-Year-Term)

Glenn A. Kirbo

Instructions: To withhold authority to vote for any individual nominee(s), write the name(s) of such nominee(s) in the space provided below. If this Proxy is executed by the undersigned in such manner as not to withhold authority to vote for the election of any nominee, this Proxy shall be deemed to grant such authority.

II.	To ratify the appointment of Mauldin & Jenkins, Certified Public Accountants, LLC, as the Company’s independent accountants for the fiscal year ended December 31, 2004:

☐	FOR	☐	AGAINST	☐	ABSTAIN

(Continued and to be signed on reverse side)

III.    To approve the Company’s 2005 Omnibus Stock Ownership and Long-Term Incentive Plan:

☐	FOR	☐	AGAINST	☐	ABSTAIN

IV.    To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof:

☐	FOR	☐	AGAINST	☐	ABSTAIN

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the election of each nominee and in the discretion of the proxy holders as to any other matter that may properly come before the Annual Meeting.

Print Name(s):____________________________

Signature:________________________________

Signature If Held Jointly: ________________________
Dated:_____________________________, 2005

Please date and sign in the same manner in which your shares are registered. When signing as executor, administrator, trustee, guardian, attorney or corporate officer, please give full title as such. Joint owners should each sign.